MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.




FUND LOGO




Annual Report

January 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH ASSET BUILDER PROGRAM, INC.



Officers and
Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Christopher G. Ayoub, Senior Vice President
Robert C. Doll, Senior Vice President
Lawrence R. Fuller, Senior Vice President
Geraldine C. Gunn Hertig, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Asset Builder Program, Inc., January 31, 2000


DEAR SHAREHOLDER

We are pleased to provide you with this annual report for Merrill
Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives. Complete performance information for all five portfolios can be found on pages 7--16 of this report to shareholders.

Fundamental Value Portfolio
Fiscal Year in Review
The fiscal year ended January 31, 2000 started out on a promising note, with value equities enjoying a solid resurgence from depressed year-earlier levels. Driving value issues higher were a number of positive developments: signs of a bottoming of the economic turmoil in Asia and Latin America, a rebound in the industrial sector of the US economy and improved prospects for the energy sector following the March Organization of Petroleum Exporting Countries (OPEC) accord.

Unfortunately, this period of value outperformance was short-circuited by the prospect of rising interest rates. Responding to unabated economic progress (gross domestic product growth expanding at a rapid rate, unemployment at a 30-year low and industrial activity expanding for 12 consecutive months), the Federal Reserve Board chose to raise interest rates three times during the fiscal year. Driving the Federal Reserve Board's decisions were incipient signs of inflationary pressures, particularly from labor costs and raw materials. These interest rate increases pressured the value-laden financial and cyclical sectors. Also pressuring value equities was a string of earnings disappointments in the aerospace and defense, financial and retail areas. Reflecting the adverse environment, the unmanaged Standard & Poor's (S&P) Barra Value Index gained 5.1% during the 12 months ended January 31, 2000, underperforming both the Barra Growth Index and the unmanaged S&P 500 Index, which advanced 11.9% and 9%, respectively, for the same period.

Reflecting the unfavorable value backdrop, Fundamental Value Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +2.57%, +1.45%, +1.38% and +2.35%, respectively, for the fiscal year ended January 31, 2000. (Results shown do not reflect sales charges and would be lower if sales charges were included.) In addition to the adverse value environment, the Portfolio's performance was pressured by our overweighted positions in the financial and capital goods sectors and by our underweighted position in the technology sector. Favorably impacting the Portfolio's performance was our overweighted position in the energy industry.

Financial issues were constrained by the prospect of rising interest rates and by tough competitive market conditions. Capital goods issues were hindered by earnings disappointments as well as by concerns over a Federal Reserve Board-induced slowing in the pace of economic growth. We added to many positions in these two downtrodden areas as we viewed the valuations and turnaround potentials as compelling. For example, First Union Corporation and The Allstate Corporation were available at very modest multiples of 9.0 times and
8.1 times 2000 estimated earnings per share, respectively, and Northrop Grumman Corporation was trading at an inexpensive 7.4 times 2000 estimated earnings per share. With these valuation attributes and with improving year-ahead prospects, we believe the risk/reward ratios appeared to be favorable.

Our underweighted position in the technology area reflected the lack of basic value opportunities in this market-leading sector. The technology-laden NASDAQ Index soared +57.2% in the year, bolstered by the frenzied pace of initial public offering activity in the Internet arena. Issues in the high-growth technology sector generally do not possess the strict valuation characteristics required of new commitments to the Fundamental Value Portfolio. Our overweighted position in the energy area proved a beneficial influence as the sector was bolstered by the March OPEC accord, by an improved supply/demand equation and by consolidation activity.

Looking more closely at the Portfolio's performance, leading individual investments included our energy holdings in Enron Corp. (+103.4%), BP Amoco PLC (+32.5%), Halliburton Company (+21.3%), Diamond Offshore Drilling, Inc. (+20.9%) and Exxon Mobil Corporation (+18.8%) and technology positions in Motorola, Inc. (+88.4%), Novell, Inc. (+63.8%), Hewlett-Packard Company (+37.8%) and International Business Machines Corporation (+22.4%). Positions eliminated in the period at sizable profits included Bristol-Myers Squibb Co., Pharmacia & Upjohn, Inc., Texas Instruments, Inc., Aetna, Inc., Atlantic Richfield Co. and Kimberly-Clark Corp. Individual issues adversely impacting the Portfolio's performance were the financial equities of Associates First Capital Corporation (-50.8%), National City Corporation (-39.3%) and The Allstate Corporation (-38.5%). Other detractors included Lockheed Martin Corporation, Hercules, Inc. and Crown Cork & Seal Company, Inc.

Portfolio Matters
In the last quarter of the period, we initiated positions in the out-of-favor pharmaceutical, financial and real estate investment trust sectors with key new commitments including American Home Products Corporation, Becton Dickinson, & Company, The CIT Group, Inc. and Simon Property Group, Inc. All were trading at depressed levels and appeared to us to offer bright appreciation prospects. As of January 31, 2000, the Portfolio's top sectors included financials (20.4% of Portfolio net assets), energy (14.2%), technology (13.8%) and capital goods (12.7%).

Although the prospects for value equities deteriorated as the fiscal year progressed, we believe the outlook going forward remains bright. We continue to seek attractive, out-of-favor opportunities with favorable long-term appreciation potential. We believe that eventually investors will migrate from the high-flying technology and growth areas to more reasonably valued equities. Fundamental Value Portfolio would be a clear beneficiary of this development, with a price/earnings multiple 60% of the S&P 500 Index and a price/book ratio 45% of the market benchmark.

Global Opportunity Portfolio
Fiscal Year in Review
For the year ended January 31, 2000, Global Opportunity Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +12.32%, +11.10%, +11.05% and +12.02%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included.) During the fiscal year, foreign equities provided the highest return among asset classes. Portfolio returns were enhanced by our decision to expand the foreign equity representation beginning early in the fiscal year, with a focus on enlarging the commitment to Japan and expanding representation in emerging markets. This increase included the establishment of positions in Brazil in Latin America and in South Korea and Singapore in Asia. The allocation of significant assets to new economy sectors in all markets, including technology, business services, telecommunications services and telecommunications equipment, also had a positive effect on Portfolio returns. In the United States, technology was the largest sector represented in the Portfolio throughout the fiscal year, and this allocation proved rewarding. In contrast to fiscal year 1999, the return on fixed-income securities lagged that of equities by a substantial margin, but the negative impact was limited by a significant reduction in our US bond representation during the fiscal year.

Portfolio Matters
As of January 31, 2000, the asset allocation for Global Opportunity Portfolio was: foreign stocks, 48% of net assets; US stocks, 25%;
foreign bonds, 12%; US bonds, 1%; and cash reserves, 14%.

During the three months ended January 31, 2000, equity representation remained at 73% of net assets with the mix between foreign and international equities unchanged. Among the equities outside the United States, representation in European technology and business services was enlarged through new positions in Equant and Ericsson. Overall, Europe remains the largest regional commitment, while Japan continued to be overweighted relative to the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia Far East Index. We reestablished a hedge of the yen into US dollars as we looked for renewed yen weakness. Our commitment to Asia (excluding Japan) was increased through positions in City Development and Singapore Airlines in Singapore. In Latin America, we continued to focus on Brazil as offering the most favorable reward/risk potential.

In the US equity sector, technology remained the largest single group represented, accounting for nearly one-third of the US equity assets. This commitment reflects our continuing emphasis on the shares of companies where a consistent and above-average rate of earnings growth should be extended over the next several years and where valuations appear to us to be reasonable relative to earnings growth potential. Consistent with this focus are our meaningful investments in consumer staples, communication services, financials and healthcare.

In the fixed-income sector, US bonds were reduced from 6% of net assets to 1% during the three months ended January 31, 2000. We took advantage of an interest rate increase to extend the average duration from 4.5 years to 5.2 years, after reducing the duration earlier. We believe the Federal Reserve Board will continue to tighten monetary policy in 2000 until the US economy slows down. Such a slowdown may ease fears of a resurgence of inflation and is likely to enable intermediate-term--long-term US interest rates to decline.

In the foreign bond sector, representation was reduced from 18% of net assets to 12% during the three months ended January 31, 2000. We reduced our position in German bonds in January because of concern over a weakening euro, although we maintained our position in UK bonds. We established positions in New Zealand and Australian bonds, taking advantage of a widening yield differential between these securities and US bonds of similar maturities.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


Growth Opportunity Portfolio
Fiscal Year in Review
For the fiscal year ended January 31, 2000, Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +25.11%, +23.76%, +23.68% and +24.80%, respectively, compared to the +10.35% total return for the unmanaged Standard & Poor's 500 Index. (Fund results shown do not reflect sales charges and would be lower if sales charges were included.) For the fiscal year ended January 31, 2000, the total return for the Lipper Analytical Services Large Capitalization Growth Funds Average was +24.01%. The primary reason for the Portfolio's positive absolute and comparative performance was our shift in portfolio strategy during July and August when we focused more on the communication equipment sector of the technology industries.

At January 31, 2000, the top ten industries (in declining order of holdings) included communications equipment, energy, electronics, wireline communication, computers, pharmaceuticals, banking & financial, information processing, electrical equipment and semiconductors. Some of the company stock investments, which were substantial contributors to the positive investment returns, included STMicroelectronics, Nortel Networks Corporation, Sun Microsystems, Inc., Texas Instruments Incorporated, Cisco Systems, Inc., CBS Corporation and Vodafone AirTouch PLC.

Quality Bond Portfolio
Investment Environment
During the year ended January 31, 2000, the fixed-income markets were very volatile as interest rates developed a trend toward significantly higher levels. For example, the 30-year US Treasury bond, which began the period at 5.10%, was approximately 6.50% by year-end. Investor expectations that the Federal Reserve Board would move to tighten monetary policy in the face of inflationary fears and strong economic growth worldwide led to the rise in Treasury yields. Although inflationary pressures have been relatively well contained because of significant improvements in productivity, gross domestic product (GDP) growth and the correlating effect it has had on the labor market prompted the Federal Reserve Board to raise interest rates by 0.75 % during the period. For all intent, this shift in monetary policy served to reverse the accommodative policy that was implemented during the financial crises of 1998.

Despite the second quarter slowdown in GDP growth to 1.8%, economic activity remained extremely robust throughout most of 1999, as highlighted by the strong rebound in third quarter GDP to 5.7%, which was followed by a 6.9% increase in fourth quarter GDP. Consumer spending continued to lead the way, although recent reports related to housing and auto purchases are beginning to show the effect of higher interest rates. Consumers continued to benefit from low unemployment rates and the wealth effect generated from a strong stock market, although most of the gains were limited to only a few sectors with performance in many of the established industries lagging. Overseas, Asian countries at the heart of the crises in 1998 continued to recover.

This global recovery has, at times, led to fears of a rekindling of inflation. Commodities, such as copper, aluminum, plywood and other building materials, and chemicals, gained in price. More importantly, oil prices surged, spurred on mainly by an agreement by the Organization of Petroleum Exporting Countries to limit production, but also on expectations of increased demand by recovering economies. Wage inflation continued to be of concern given the level of unemployment that the economy has achieved. However, inflation as measured by both the price producer index and consumer price index remains well within acceptable levels for the most part, with productivity measurements still extremely favorable.

On the corporate bond front, by mid-year underwriting activity increased significantly as issuers sought to get their funding programs in before the final quarter of the fiscal year. Corporate yield spreads relative to US Treasury securities, which began 1999 on a positive trend, widened across all sectors during the period from May through September. However, since late September, corporate bond yield spreads tightened following a sooner-than-expected drop in new underwriting activity. Furthermore, investors began to pump new money into the investment-grade sector given the higher yields and strong relative value attributes. With respect to sector performance, Yankee or foreign issues outperformed the domestic issues and bonds rated BBB outperformed those rated A or better on both a price and total return basis.

Fiscal Year in Review
Our investment strategy for the Portfolio, relative to the unmanaged benchmark Merrill Lynch Corporate Master Bond Index, remained somewhat conservative given the outlook for higher interest rates and wider yield spreads. From a duration perspective, we maintained a duration that was modestly short (0.15 years--0.25 years) relative to the Index. Initially, it was our strategy to bring duration closer to the Index when the yields would climb closer to the high end of the expected range. By early August, we began to reallocate a portion of assets away from corporate bonds and into cash and Treasury issues, in preparation for year-end liquidity needs. Initially, we shifted approximately 10% of the Portfolio's holdings into this sector, although improved fundamentals within the investment-grade market prompted a partial reallocation back into high-grade, large benchmark issues. By January 31, 2000, the allocation to cash and Treasury issues were brought down to about 5%.

With respect to the Portfolio's corporate bond holdings, we remained committed to the bigger, more liquid issues as well as an emphasis on issues that provided higher coupons. As part of our liquidity strategy, we have attempted to consolidate industry holdings into the benchmark issues. Although this came at modest yield concessions, we believed this was the prudent course of action as a result of Year 2000 uncertainties. Given the increased supply and higher interest rate environment, many of the new corporate transactions were done at larger-than-anticipated yield spread concessions in order to attract investors. In light of the temporary supply factor and wider yield spreads, we believed corporate bonds possessed some very attractive long-term relative value attributes. Accordingly, during the final quarter of the fiscal year, we continued to redirect excess assets back to corporate bonds in an effort to enhance income.

The Portfolio held overweighted positions in electric utilities, finance companies, cable and media entities, retailers, energy-related issuers, airlines and defense contractors and information technology entities for most of the period. During the latter part of the period, we began to reduce our holdings in defense issues, high-end retailers, airlines and real estate investment trusts. However, we concentrated on adding to positions in domestic banks, supermarkets, railroads and metals/mining companies. The Portfolio continues to be underweighted in property and casualty insurers and health care companies.

For the 12 months ended January 31, 2000, the Portfolio's Class A, Class B, Class C and Class D Shares had total returns of -3.39%, -4.01%, -4.06% and -3.53%, respectively, compared to a -3.20% total return for the unmanaged benchmark Merrill Lynch Corporate Master Bond Index and a -3.62% total return for the Lipper Corporate Debt Funds A Rated Group Average. (Fund results shown do not reflect sales charges and would be lower if sales charges were included.) Relative to the Merrill Lynch Corporate Master Bond Index, the Portfolio's performance was favorably impacted by a 10% overweighting to corporate bonds rated BBB/Baa. During 1999, the Merrill Lynch Corporate BBB Rated Index outperformed the Merrill Lynch Corporate A-AAA Rated Index by 1.56%.

Looking ahead, we have formulated an investment strategy based upon our belief that the long-term trend will be toward lower interest rates and a flatter yield curve as the economy slows. With respect to corporate bonds, we are looking for yield spread relationships to exhibit further improvement as we proceed into the second quarter of 2000. However, in the near term, it is likely that the US Treasury market will remain under pressure with the Federal Reserve Board likely moving short-term interest rates higher in the coming months.

US Government Securities Portfolio
Fiscal Year in Review
During the fiscal year ended January 31, 2000, interest rates rose across the board. In an effort to slow the ever-growing US economy and reduce the threat of inflation, the Federal Reserve Board elected to tighten monetary policy three times during the period. This brought the Federal Funds rate 75 basis points (0.75%) higher to 5.50% from 4.75% where it began the period. Two-year, five-year and ten-year Treasury note yields rose 2.02%, 2.14% and 2.01%, respectively, while the 30-year Treasury yield rose 1.40%. This caused the two-year--30-year sector of the Treasury yield curve to be inverted for the first time in over ten years.

Mortgage-backed securities (MBS) significantly outperformed their Treasury benchmarks for the fiscal year. This can be seen in a very broad sense by the returns of the Salomon Smith Barney Mortgage and Treasury Indexes, as the mortgage index outperformed the Treasury index by more than 300 basis points on a total rate-of-return basis. More specifically, Government National Mortgage Association (GNMA) securities 30-year 7.50%, the Portfolio's largest 30-year MBS position, had a return of +1.51% for the period. This compared favorably to the ten-year Treasury note, which had a similar average life, and returned -9.69% for the same period, representing over 100 basis points in yield spread tightening. Even with yield spreads narrower from where they began the period, MBS were an exceptional value.

At the beginning of the fiscal year, 30-year 6% MBS represented the current coupon. However, by the end of the period the current coupon MBS was two full points higher at 8%. With mortgage rates rising above 8% late in the period, 90% of the passthrough market was comprised of discount and current coupon MBS. As a result, prepayment fears no longer exist. In fact, prepayments on discount MBS have been welcomed as prepayments are made to the MBS investor at par.

As interest rates rose, concerns in the MBS market shifted from having MBS mature too early in a falling interest rate environment to having them mature too late in a rising interest rate environment. As prepayment concerns shifted to extension fears, several trades were done in an effort to seek to protect the Portfolio from extension risk. These moves included increasing the 15-year MBS allocation, moving higher in coupon and purchasing short-term Treasury notes. These shifts worked out well as 15-year MBS outperformed 30-year MBS. This can be illustrated by the performance of the 15-year Federal National Mortgage Association (FNMA) 6.50%, which returned +0.98% for the period compared to the 30-year FNMA 6.50%, which returned -0.99%, almost 200 basis points less for the same period.

For the year ended January 31, 2000, the Portfolio's Class A, Class B, Class C and Class D Shares had total returns of -0.28%, -1.13%, -1.18% and -0.63%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included.) The Portfolio significantly outperformed the Salomon Smith Barney Treasury and Aggregate Indexes for the fiscal year. However, since our portfolio strategy has been to avoid prepayment-sensitive MBS, we did underperform the mortgage index. Though we were heavily invested in MBS, which benefited the Portfolio, we refrained from investing in prepayment-sensitive MBS. These securities, which have relatively shorter durations and higher coupons, underperform most MBS in a falling interest rate environment and outperform in a rising rate environment--such as the one we experienced during the fiscal year.

We purchased a short-term Treasury note that helped maintain the duration of the Portfolio in a rising interest rate environment. Although interest rates rose significantly for all benchmarks, shorter-term securities did not suffer the significant price declines that longer-term securities did. Further helping the performance of the Portfolio were our purchases of relatively higher-coupon MBS. As interest rates rose and prices fell, the only source of income came from coupons. Very late in the period as the yield curve inverted, we also sold our Treasury STRIP position.

The Portfolio greatly benefited from being heavily weighted in MBS for the period as MBS outperformed all other sectors of the Salomon Broad Investment-Grade Bond Index. In January, the Federal Reserve Board announced its buy back program of long-term debt, which aided the inversion of the US Treasury yield curve. Although the yield curve inversion is a purely technically driven event, when coupled with the increased volatility experienced very late in the period it caused MBS yields to widen compared to their benchmarks. This should be looked at as a buying opportunity for fixed-income investors. For example, 30-year FNMA 8% at the end of the period offered a yield spread of 140 basis points more than the ten-year Treasury note--a benchmark for MBS. Because these securities are priced around par, they have very little prepayment risk. FNMA 30-year 6% offered a yield advantage of 110 basis points more than the ten-year Treasury note and its ten-point discounted price gave it an additional enhancement.

Going forward, the Federal Reserve Board will continue to monitor the growth of the economy and the threat of inflation, and changes in monetary policy will occur accordingly. We believe that MBS will continue to perform well as the superior credit quality, reduced supply and excellent prepayment fundamentals, coupled with their additional yield advantage, make MBS a very attractive fixed-income investment.

In Conclusion
Effective on or about April 3, 2000, Merrill Lynch Asset Builder
Program, Inc. will change its name to The Asset Program, Inc. For more information, please see Note 7 in the Notes to the Financial
Statements on page 62 of this report to shareholders.

We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Geraldine Gunn Hertig)
Geraldine Gunn Hertig
Senior Vice President and
Portfolio Manager
Fundamental Value Portfolio



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager
Growth Opportunity Portfolio



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager
Global Opportunity Portfolio



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and
Portfolio Manager
Quality Bond Portfolio



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager
US Government Securities Portfolio



March 9, 2000



Merrill Lynch Asset Builder Program, Inc., January 31, 2000


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distri-bution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Program's Investment Adviser voluntarily waived a portion of its management fee for the Portfolios. Without such waiver, the performance would have been lower for these Portfolios.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


PERFORMANCE DATA (continued)


Fundamental Value Portfolio
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fundamental Value Portfolio Class A and Class B Shares compared to growth of an investment in the Lipper Growth &
Income Fund Index++++ and the S&P 500 Index++++++.
Beginning and ending values are:

                                          2/01/95**       1/00

Fundamental Value Portfolio++--
Class A Shares*                           $10,000       $18,275
Fundamental Value Portfolio++--
Class B Shares*                           $10,000       $18,274
Lipper Growth & Income Fund Index++++     $10,000       $25,154
S & P 500 Index++++++                     $10,000       $32,505

A line graph depicting the growth of an investment in the Fundamental Value Portfolio Class C and Class D Shares compared to growth of an investment in the Lipper Growth &
Income Fund Index++++ and the S&P 500 Index++++++.
Beginning and ending values are:

                                          2/01/95**       1/00

Fundamental Value Portfolio++--
Class C Shares*                           $10,000       $18,254
Fundamental Value Portfolio++--
Class D Shares*                           $10,000       $18,060
Lipper Growth & Income Fund Index++++     $10,000       $25,154
S & P 500 Index++++++                     $10,000       $32,505


     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++Fundamental Value Portfolio invests in equities, primarily common stocks and, to a lesser extent, securities convertible into common stock, as well as preferred stocks and non-convertible debt securities.
  ++++Lipper Growth & Income Fund Index is an equally weighted Index of the largest growth and income mutual funds. The starting date for the Index in each graph is from January 31, 1995.
++++++This unmanaged broad-based Index is comprised of common stocks.

      Past performance is not predictive of future performance.



Fundamental
Value Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                       + 7.94%        + 2.28%
Inception (2/01/95) to 12/31/99           +15.15         +13.89

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                       + 6.75%        + 2.75%
Inception (2/01/95) to 12/31/99           +13.92         +13.92


 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                       + 6.68%        + 5.68%
Inception (2/01/95) to 12/31/99           +13.89         +13.89

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                       + 7.66%        + 2.00%
Inception (2/01/95) to 12/31/99           +14.88         +13.62

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


PERFORMANCE DATA (continued)


Global Opportunity Portfolio
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Global Opportunity Portfolio Class A and Class B Shares compared to growth of an investment in the Morgan Stanley
Capital International World Index++++, the Salomon Brothers
World Government Bond Index+++++++ and the S&P 500
Index++++++++. Beginning and ending values are:

                                          2/01/95**       1/00

Global Opportunity Portfolio++--
Class A Shares*                           $10,000       $15,675
Global Opportunity Portfolio++--
Class B Shares*                           $10,000       $15,671
Morgan Stanley Capital
International World Index++++             $10,000       $23,581
Salomon Brothers World Government
Bond Index+++++++                         $10,000       $13,120
S & P 500 Index++++++                     $10,000       $32,505


A line graph depicting the growth of an investment in the Global Opportunity Portfolio Class C and Class D Shares compared to growth of an investment in the Morgan Stanley
Capital International World Index++++, the Salomon Brothers
World Government Bond Index+++++++ and the S&P 500
Index++++++++. Beginning and ending values are:

                                          2/01/95**       1/00

Global Opportunity Portfolio++--
Class C Shares*                           $10,000       $15,637
Global Opportunity Portfolio++--
Class D Shares*                           $10,000       $15,491
Morgan Stanley Capital
International World Index++++             $10,000       $23,561
Salomon Brothers World Government
Bond Index+++++++                         $10,000       $13,120
S & P 500 Index++++++                     $10,000       $32,505


       *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
      **Commencement of operations.
      ++Global Opportunity Portfolio invests in a portfolio of US and foreign equity, debt and money market securities.
    ++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in various countries, including the United States. The starting date for the Index in each graph is from 1/31/95.
  ++++++This unmanaged market capitalization-weighted Index tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States.
++++++++This unmanaged broad-based Index is comprised of common stocks.

        Past performance is not predictive of future performance.



Global
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                       +20.54%        +14.21%
Inception (2/01/95) to 12/31/99           +11.87         +10.65

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                       +19.20%        +15.20%
Inception (2/01/95) to 12/31/99           +10.67         +10.67

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/99                       +19.17%        +18.17%
Inception (2/01/95) to 12/31/99           +10.63         +10.63

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                       +20.25%        +13.94%
Inception (2/01/95) to 12/31/99           +11.61         +10.39

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


PERFORMANCE DATA (continued)


Growth Opportunity Portfolio
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Growth Opportunity Portfolio Class A and Class B Shares compared to growth of an investment in the Lipper Growth &
Income Fund Index++++. Beginning and ending values are:

                                          2/02/96**       1/00

Growth Opportunity Portfolio++--
Class A Shares*                           $10,000       $24,517
Growth Opportunity Portfolio++--
Class B Shares*                           $10,000       $24,692
Lipper Growth & Income Fund Index++++     $10,000       $22,434



A line graph depicting the growth of an investment in the Growth Opportunity Portfolio Class A and Class B Shares compared to growth of an investment in the Lipper Growth &
Income Fund Index++++. Beginning and ending values are:

                                          2/02/96**       1/00

Growth Opportunity Portfolio++--
Class C Shares*                           $10,000       $24,755
Growth Opportunity Portfolio++--
Class D Shares*                           $10,000       $24,318
Lipper Growth & Income Fund Index++++     $10,000       $22,434


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++Growth Opportunity Portfolio invests in a portfolio of equity securities, placing particular emphasis on large-capitalization companies that are anticipated to exhibit above-average growth rates in earnings.
++++Lipper Growth Fund Index is an equally weighted index of the largest mutual funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The index is adjusted for reinvestment of capital gains distributions and income dividends. The starting date for the Index in each graph is from 2/01/96.

    Past performance is not predictive of future performance.



Growth
Opportunity
Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                       +33.88%        +26.85%
Inception (2/02/96) to 12/31/99           +27.48         +25.73

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                       +32.45%        +28.45%
Inception (2/02/96) to 12/31/99           +26.14         +26.01

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**
Class C Shares*
Year Ended 12/31/99                       +32.45%        +31.45%
Inception (2/02/96) to 12/31/99           +26.09         +26.09

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                       +33.62%        +26.60%
Inception (2/02/96) to 12/31/99           +27.23         +25.49

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Asset Builder Program, Inc., January 31, 2000


PERFORMANCE DATA (continued)

Quality Bond Portfolio
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Quality Bond Portfolio Class A and Class B Shares compared to growth of an investment in the ML Corporate Master Bond
Index++++. Beginning and ending values are:

                                          2/01/95**       1/00

Quality Bond Portfolio++--
Class A Shares*                           $10,000       $15,675
Quality Bond Portfolio++--
Class B Shares*                           $10,000       $15,671
ML Corporate Master
Bond Index++++++++                        $10,000       $23,581


A line graph depicting the growth of an investment in the Quality Bond Portfolio Class C and Class D Shares compared to growth of an investment in the ML Corporate Master Bond
Index++++. Beginning and ending values are:

                                          2/01/95**       1/00

Quality Bond Portfolio++--
Class C Shares*                           $10,000       $12,451
Quality Bond Portfolio++--
Class D Shares*                           $10,000       $12,331
ML Corporate Master
Bond Index++++++++                        $10,000       $14,505


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++Quality Bond Portfolio invests in a diversified portfolio of debt obligations, including corporate bonds and notes, convertible securities, preferred stocks and government obligations. The
    Portfolio will invest primarily in securities rated in the top three rating categories (A or better) of a nationally recognized rating agency or in securities with similar credit characteristics.
++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BB3 or higher, of all maturities.

    Past performance is not predictive of future performance.


Quality Bond
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                        -2.46%         -6.37%
Inception (2/01/95) to 12/31/99            +5.53          +4.66

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                        -2.99%         -6.63%
Inception (2/01/95) to 12/31/99            +4.70          +4.70


 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                        -3.04%         -3.95%
Inception (2/01/95) to 12/31/99            +4.64          +4.64

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                        -2.51%         -6.41%
Inception (2/01/95) to 12/31/99            +5.29          +4.42

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


US Government Securities Portfolio
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the US Government Securities Portfolio Class A and Class B Shares compared to growth of an investment in the Salomon Brothers
Mortgage Index++++. Beginning and ending values are:

                                          2/01/95**       1/00

US Government Securities Portfolio++--
Class A Shares*                           $10,000       $13,890
US Government Securities Portfolio++--
Class B Shares*                           $10,000       $13,879
ML Corporate Master
Bond Index++++++++                        $10,000       $14,272


A line graph depicting the growth of an investment in the US Government Securities Portfolio Class A and Class B Shares compared to growth of an investment in the Salomon Brothers
Mortgage Index++++. Beginning and ending values are:

                                          2/01/95**       1/00

US Government Securities Portfolio++--
Class A Shares*                           $10,000       $13,838
US Government Securities Portfolio++--
Class B Shares*                           $10,000       $13,696
ML Corporate Master
Bond Index++++++++                        $10,000       $14,272


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++US Government Securities Portfolio invests in marketable securities issued or guaranteed by the USGovernment, by various agencies of the US Government and by various instrumentalities which have been established or sponsored by the US Government.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency issued mortgage-backed securities.

    Past performance is not predictive of future performance.


US Government
Securities
Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                        +0.83%         -3.20%
Inception (2/01/95) to 12/31/99            +7.92          +7.02

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**
Class B Shares*
Year Ended 12/31/99                        +0.08%         -3.70%
Inception (2/01/95) to 12/31/99            +7.06          +7.06

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                        +0.03%         -0.92%
Inception (2/01/95) to 12/31/99            +7.00          +7.00

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                        +0.68%         -3.35%
Inception (2/01/95) to 12/31/99            +7.66          +6.77

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                     3 Month       12 Month       Since
                                                      Total         Total       Inception      Standardized
As of January 31, 2000                                Return        Return     Total Return    30-Day Yield
Fundamental Value Portfolio Class A Shares           - 2.06%       + 2.57%       + 92.86%           --
Fundamental Value Portfolio Class B Shares           - 2.34        + 1.45        + 82.74            --
Fundamental Value Portfolio Class C Shares           - 2.41        + 1.38        + 82.54            --
Fundamental Value Portfolio Class D Shares           - 2.16        + 2.35        + 90.61            --
Global Opportunity Portfolio Class A Shares          + 6.27        +12.32        + 65.42            --
Global Opportunity Portfolio Class B Shares          + 5.91        +11.10        + 56.71            --
Global Opportunity Portfolio Class C Shares          + 5.92        +11.05        + 56.37            --
Global Opportunity Portfolio Class D Shares          + 6.21        +12.02        + 63.50            --
Growth Opportunity Portfolio Class A Shares          +17.86        +25.11        +158.76            --
Growth Opportunity Portfolio Class B Shares          +17.52        +23.76        +147.92            --
Growth Opportunity Portfolio Class C Shares          +17.50        +23.68        +147.55            --
Growth Opportunity Portfolio Class D Shares          +17.80        +24.80        +156.65            --
Quality Bond Portfolio Class A Shares                - 0.63        - 3.39        + 29.92           7.25%
Quality Bond Portfolio Class B Shares                - 0.81        - 4.01        + 24.91           6.80
Quality Bond Portfolio Class C Shares                - 0.82        - 4.06        + 24.51           6.75
Quality Bond Portfolio Class D Shares                - 0.58        - 3.53        + 28.46           7.02
US Government Securities Portfolio Class A Shares    - 0.66        - 0.28        + 44.67           6.53
US Government Securities Portfolio Class B Shares    - 1.05        - 1.13        + 38.79           6.06
US Government Securities Portfolio Class C Shares    - 1.06        - 1.18        + 38.38           6.02
US Government Securities Portfolio Class D Shares    - 0.92        - 0.63        + 42.67           6.31

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. The Program's since inception dates are from 2/01/95 for Fundamental Value Portfolio, Global Opportunity Portfolio, Quality Bond Portfolio & US Government Securities Portfolio and from 2/02/96 for Growth Opportunity Portfolio.


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
             Fundamental Value Portfolio
MIDDLE                               Shares                                                                         Percent of
EAST         Industries               Held               Investments                                      Value     Net Assets
Israel       Computer Services        68,500  ++Scitex Corporation Ltd. (Ordinary)                      $  1,078,875    1.1%

                                                Total Investments in the Middle East
                                                (Cost--$602,558)                                           1,078,875    1.1


NORTH
AMERICA


Canada       Fertilizer               25,000    Potash Corporation of Saskatchewan Inc.                    1,307,812    1.3

                                                Total Investments in Canada                                1,307,812    1.3


United       Aerospace & Defenses     40,000    The Boeing Company                                         1,772,500    1.8
States                                60,000    Lockheed Martin Corporation                                1,125,000    1.1
                                      20,000    Northrop Grumman Corporation                               1,005,000    1.0
                                                                                                        ------------  ------
                                                                                                           3,902,500    3.9

             Automotive              120,000    Delphi Automotive Systems Corporation                      2,077,500    2.1
                                      18,000    General Motors Corporation                                 1,447,875    1.5
                                                                                                        ------------  ------
                                                                                                           3,525,375    3.6

             Banking & Financial      31,200    Associates First Capital Corporation (Class A)               624,000    0.6
                                      75,000    The CIT Group, Inc. (Class A)                              1,434,375    1.5
                                      17,500    The Chase Manhattan Corporation                            1,407,656    1.4
                                      40,000    Citigroup Inc.                                             2,297,500    2.3
                                      50,000    First Union Corporation                                    1,678,125    1.7
                                      80,000    National City Corporation                                  1,730,000    1.8
                                      50,000    Wells Fargo Company                                        2,000,000    2.0
                                                                                                        ------------  ------
                                                                                                          11,171,656   11.3

             Beverage &               25,000    The Seagram Company Ltd.                                   1,451,562    1.5
             Entertainment

             Capital Equipment        10,000    Eaton Corporation                                            714,375    0.7

             Chemicals                25,000    E.I. du Pont de Nemours and Company                        1,475,000    1.5
                                      85,000    Hercules Incorporated                                      1,455,625    1.5
                                      30,000    Monsanto Company                                           1,059,375    1.1
                                                                                                        ------------  ------
                                                                                                           3,990,000    4.1

             Communications           20,000    SBC Communications Inc.                                      862,500    0.9

             Computer Equipment       80,000    Compaq Computer Corporation                                2,190,000    2.2
                                      20,000    Hewlett-Packard Company                                    2,165,000    2.2
                                                                                                        ------------  ------
                                                                                                           4,355,000    4.4

             Computer Software        55,000  ++Novell, Inc.                                               1,835,625    1.9

             Electric Utilities       75,000    Cinergy Corp.                                              1,865,625    1.9


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Fundamental Value Portfolio (concluded)
NORTH AMERICA                        Shares                                                                         Percent of
(concluded)  Industries               Held               Investments                                       Value    Net Assets
United       Electrical Equipment     25,000    Emerson Electric Co.                                    $  1,376,563    1.4%
States                                75,000    Thomas & Betts Corporation                                 2,282,812    2.3
(concluded)                                                                                             ------------  ------
                                                                                                           3,659,375    3.7

             Foods                    70,000    General Mills, Inc.                                        2,183,125    2.2
                                      70,000    Sara Lee Corporation                                       1,290,625    1.3
                                                                                                        ------------  ------
                                                                                                           3,473,750    3.5

             Hospital Management      70,000    Columbia/HCA Healthcare Corporation                        1,911,875    1.9
                                      44,150  ++Tenet Healthcare Corporation                               1,004,412    1.0
                                                                                                        ------------  ------
                                                                                                           2,916,287    2.9

             Hospital Supplies       140,000    Becton, Dickinson and Company                              3,666,250    3.7

             Information Processing   26,000    International Business Machines Corporation                2,916,875    3.0

             Insurance               170,000    Ace Limited                                                3,006,875    3.1
                                      65,000    The Allstate Corporation                                   1,507,188    1.5
                                      45,000    The Chubb Corporation                                      2,531,250    2.6
                                      31,000    UnumProvident Corporation                                    829,250    0.8
                                                                                                        ------------  ------
                                                                                                           7,874,563    8.0

             Machinery                30,000    Deere & Company                                            1,310,625    1.3
                                      30,000    ITT Industries, Inc.                                         948,750    1.0
                                                                                                        ------------  ------
                                                                                                           2,259,375    2.3

             Metals                   50,000    Newmont Mining Corporation                                 1,018,750    1.0

             Natural Gas              55,000    Burlington Resources Inc.                                  1,763,438    1.8
                                      55,000    El Paso Energy Corporation                                 1,773,750    1.8
                                                                                                        ------------  ------
                                                                                                           3,537,188    3.6

             Oil--Domestic            60,000    Sunoco, Inc.                                               1,383,750    1.4

             Oil--International       25,000    Exxon Mobil Corporation                                    2,087,500    2.1

             Oil Services             60,000    Diamond Offshore Drilling, Inc.                            1,661,250    1.7
                                      40,000    Halliburton Company                                        1,440,000    1.5
                                                                                                        ------------  ------
                                                                                                           3,101,250    3.2

             Packaging               100,000    Crown Cork & Seal Company, Inc.                            2,031,250    2.1

             Paper & Forest           20,000    Champion International Corporation                         1,170,000    1.2
             Products

             Petroleum                90,000    Unocal Corporation                                         2,576,250    2.6

             Pharmaceutical--          8,100    American Home Products Corporation                           381,206    0.4
             Diversified

             Publishing               35,000    Knight Ridder, Inc.                                        1,865,938    1.9

             Railroads                55,000    Union Pacific Corporation                                  2,200,000    2.2

             Real Estate              45,000    Simon Property Group, Inc.                                 1,110,938    1.1
             Investment Trust

             Retail                   25,000  ++Federated Department Stores, Inc.                          1,040,625    1.1

             Telecommunications       27,900  ++3Com Corporation                                           1,414,181    1.4
                                      50,000    AT&T Corp.                                                 2,637,500    2.7
                                      15,000    Bell Atlantic Corporation                                    929,063    0.9
                                      25,000    GTE Corporation                                            1,832,813    1.9
                                      15,000    Motorola, Inc.                                             2,051,250    2.1
                                                                                                        ------------  ------
                                                                                                           8,864,807    9.0

             Tobacco                  65,000    Philip Morris Companies Inc.                               1,360,937    1.4

                                                Total Investments in the United States                    94,171,082   95.6


                                                Total Investments in North America (Cost--
                                                $94,111,648)                                              95,478,894   96.9


WESTERN
EUROPE


United       Petroleum                24,404    BP Amoco PLC (ADR)*                                        1,311,715    1.3
Kingdom

                                                Total Investments in Western Europe
                                                (Cost--$941,412)                                           1,311,715    1.3


SHORT-TERM                           Face
SECURITIES                          Amount      Issue

             Commercial Paper**  $ 2,098,000    General Electric Capital Corp., 5.78% due 2/01/2000        2,098,000    2.1

                                                Total Investments in Short-Term Securities
                                                (Cost--$2,098,000)                                         2,098,000    2.1


             Total Investments (Cost--$97,753,618)                                                        99,967,484  101.4

             Liabilities in Excess of Other Assets                                                        (1,406,414)  (1.4)
                                                                                                        ------------  ------
             Net Assets                                                                                 $ 98,561,070  100.0%
                                                                                                        ============  ======



            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
           ++Non-income producing security.

             See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
             Global Opportunity Portfolio
                                     Face                                                                          Percent of
COUNTRY                             Amount              Foreign Government Obligations                    Value    Net Assets
Germany                Euro        6,000,000    BundesObligation, 4.75% due 11/20/2001                  $  5,902,154    9.4%

New Zealand            NZ$         1,240,000    New Zealand Government Bond, 8% due 4/15/2004                627,187    1.0

United                 Pound         500,000    United Kingdom Treasury Gilt, 7.25% due 12/07/2007           866,874    1.4
Kingdom                Sterling

                                                Total Investments in Foreign Government Obligations        7,396,215   11.8


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)
                                      Face                                                                         Percent of
COUNTRY                              Amount           US Government & Agency Obligations                  Value    Net Assets
United States          US$           500,000    Federal National Mortgage Association, 5.25% due
                                                1/15/2009                                                $   432,030    0.7%
                                                US Treasury Notes:
                                     340,000      5% due 4/30/2001                                           333,890    0.5
                                     120,000      5.75% due 6/30/2001                                        118,688    0.2

                                                Total Investments in US Government & Agency
                                                Obligations                                                  884,608    1.4


                                                Total Investments in Foreign &US Government &
                                                Agency Obligations (Cost--$9,074,280)                      8,280,823   13.2


                                    Shares
             Industries              Held                US Stocks

United       Aerospace                   900    The Boeing Company                                            39,881    0.1
States
             Aerospace & Defense       2,725    United Technologies Corporation                              144,255    0.2

             Application Development   2,600  ++Siebel Systems, Inc.                                         238,388    0.4

             Software

             Banking                   3,357    Bank of America Corporation                                  162,605    0.3
                                       8,610    The Bank of New York Company, Inc.                           349,781    0.6
                                       1,200    The Chase Manhattan Corporation                               96,525    0.1
                                                                                                        ------------  ------
                                                                                                             608,911    1.0

             Beverages                 1,200    The Coca-Cola Company                                         68,925    0.1
                                       5,940    PepsiCo, Inc.                                                202,703    0.3
                                                                                                        ------------  ------
                                                                                                             271,628    0.4

             Broadcast                 1,400  ++UnitedGlobalCom Inc. (Class A)                                97,213    0.1

             Broadcasting &            1,100  ++TV Guide, Inc. (Class A)                                      40,700    0.1
             Publishing

             Broadcasting/Cable       10,000  ++AT&T Corp.--Liberty Media Group (Class A)                    511,250    0.8

             Building Products         2,470  ++American Tower Corporation (Class A)                          87,994    0.1

             Business Services         1,200  ++Oracle Corporation                                            59,925    0.1

             Cable                    11,700  ++Charter Communications, Inc. (Class A)                       206,944    0.3

             Chemicals                 1,520    E.I. du Pont de Nemours and Company                           89,680    0.1
                                       2,500    Rohm and Haas Company                                        105,625    0.2
                                                                                                        ------------  ------
                                                                                                             195,305    0.3

             Commercial Services       2,200  ++Convergys Corporation                                         64,625    0.1

             Communications            6,480  ++MCI WorldCom Inc.                                            297,270    0.5
             Equipment

             Computer Products         7,110  ++Cisco Systems, Inc.                                          778,101    1.2

             Computer Services           800  ++America Online, Inc.                                          45,550    0.1
                                         200  ++Safeguard Scientifics, Inc.                                   28,400    0.0
                                                                                                        ------------  ------
                                                                                                              73,950    0.1

             Computer Software           300  ++i2 Technologies, Inc.                                         57,600    0.1
                                       5,780  ++Microsoft Corporation                                        565,356    0.9
                                       1,500  ++Symantec Corporation                                          75,000    0.1
                                         200  ++Yahoo! Inc.                                                   64,400    0.1
                                                                                                        ------------  ------
                                                                                                             762,356    1.2

             Computers                 2,300    Compaq Computer Corporation                                   62,962    0.1
                                       3,160  ++EMC Corporation                                              336,540    0.5
                                       1,900    International Business Machines Corporation                  213,156    0.4
                                       3,400  ++Sun Microsystems, Inc.                                       266,900    0.4
                                                                                                        ------------  ------
                                                                                                             879,558    1.4

             Conglomerates             2,200    Honeywell International Inc.                                 105,600    0.2

             Consumer--Electronics     1,650    Tandy Corporation                                             80,644    0.1

             Cosmetics                 1,000    The Gillette Company                                          37,625    0.1

             Electric & Gas            2,700  ++Calpine Corporation                                          197,437    0.3

             Electrical & Electronics    700  ++The AES Corporation                                           56,087    0.1

             Electrical Equipment      4,310    General Electric Company                                     574,846    0.9

             Electronics                 200  ++Broadcom Corporation (Class A)                                57,862    0.1
                                         900    Texas Instruments Incorporated                                97,088    0.1
                                                                                                        ------------  ------
                                                                                                             154,950    0.2

             Finance                   1,600    Federal Home Loan Mortgage Association                        80,300    0.1

             Financial Services        3,220    Associates First Capital Corporation (Class A)                64,400    0.1
                                       4,150    Citigroup Inc.                                               238,366    0.4
                                       2,800    Wells Fargo Company                                          112,000    0.2
                                                                                                        ------------  ------
                                                                                                             414,766    0.7

             Financial Services--      2,800    Household International, Inc.                                 98,700    0.2
             Consumer

             Foods                     4,900  ++Keebler Foods Company                                        111,781    0.2

             Healthcare--Products      2,800    Columbia/HCA Healthcare Corporation                           76,475    0.1
             & Services

             Household Products        2,280    Colgate-Palmolive Company                                    135,090    0.2
                                       1,500    The Procter & Gamble Company                                 151,313    0.3
                                                                                                        ------------  ------
                                                                                                             286,403    0.5

             Information Processing    2,650  ++Unisys Corporation                                            84,469    0.1

             Instruments               1,200    Millipore Corporation                                         51,375    0.1

             Insurance                 2,880    AXA Financial, Inc.                                           93,780    0.2
                                       1,437    American International Group, Inc.                           149,628    0.2
                                       1,490  ++Clear Channel Communications, Inc.                           128,699    0.2
                                                                                                        ------------  ------
                                                                                                             372,107    0.6

             Internet Software           200  ++Verio Inc.                                                    12,800    0.0

             Internetworking             400  ++InfoSpace.com, Inc.                                           56,050    0.1
                                         600  ++Inktomi Corporation                                           59,662    0.1
                                         400  ++Internet Capital Group, Inc.                                  47,600    0.1
                                                                                                        ------------  ------
                                                                                                             163,312    0.3

             Laser Systems &           3,800  ++JDS Uniphase Corporation                                     774,725    1.2
             Components

             Machinery & Equipment       962    Caterpillar Inc.                                              40,825    0.1

             Medical Technology        4,400    Johnson & Johnson                                            378,675    0.6


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)
                                     Shares                                                                        Percent of
COUNTRY      Industries               Held                    US Stocks                                   Value    Net Assets
United       Metals                    3,139    Alcoa Inc.                                              $    218,749    0.3%
States
(concluded)  Natural Gas               5,950    Enron Corp.                                                  401,253    0.6

             Natural Resources         3,550    Burlington Resources Inc.                                    113,822    0.2

             Oil--Integrated           3,564    Exxon Mobil Corporation                                      297,594    0.5

             Oil Services              3,300    Schlumberger Limited                                         201,506    0.3

             Paper & Forest Products   2,264    International Paper Company                                  107,823    0.2

             Petroleum                 3,840    Unocal Corporation                                           109,920    0.2

             Pharmaceutical--          1,775    American Home Products Corporation                            83,536    0.1
             Diversified               3,250    Bristol-Myers Squibb Company                                 214,500    0.4
                                                                                                        ------------  ------
                                                                                                             298,036    0.5

             Pharmaceutical--          1,660    Pharmacia & Upjohn, Inc.                                      78,020    0.1
             Prescription

             Pharmaceuticals           2,950    Cardinal Health, Inc.                                        141,047    0.2
                                         500    Eli Lilly and Company                                         33,438    0.1
                                       4,650    Merck & Co., Inc.                                            366,478    0.6
                                       5,140    Pfizer Inc.                                                  186,968    0.3
                                                                                                        ------------  ------
                                                                                                             727,931    1.2

             Radio & Television        4,800  ++AMFM Inc.                                                    374,400    0.6

             Retail                    2,000  ++Federated Department Stores, Inc.                             83,250    0.2
                                       5,260  ++Safeway Inc.                                                 200,866    0.3
                                       4,920    Wal-Mart Stores, Inc.                                        269,370    0.4
                                                                                                        ------------  ------
                                                                                                             553,486    0.9

             Retail--Specialty         3,900    Lowe's Companies, Inc.                                       174,038    0.3

             Semiconductors            2,390    Intel Corporation                                            236,311    0.4
                                       2,820    Motorola, Inc.                                               385,635    0.6
                                                                                                        ------------  ------
                                                                                                             621,946    1.0

             Software                  2,000  ++Network Associates, Inc.                                      51,750    0.1

             Telecommunications        1,900  ++3Com Corporation                                              96,306    0.2
                                       8,405    AT&T Corp.                                                   443,364    0.7
                                       1,100  ++Adelphia Business Solutions, Inc.                             56,237    0.1
                                       2,400  ++Amdocs Limited                                               127,650    0.2
                                       5,070    GTE Corporation                                              371,694    0.6
                                       1,200  ++Global TeleSystems Group, Inc.                                29,925    0.0
                                       1,800  ++Latitude Communications, Inc.                                 49,275    0.1
                                       2,760    Lucent Technologies Inc.                                     152,490    0.2
                                                                                                        ------------  ------
                                                                                                           1,326,941    2.1

             Transportation--Services    900    United Parcel Service, Inc. (Class B)                         53,550    0.1

             Utilities--               4,198    SBC Communications Inc.                                      181,039    0.3
             Communication


             Wireless Communication--    800  ++Nextel Communications, Inc. (Class A)                         85,050    0.1
             Domestic Paging           1,200  ++Sprint Corp. (PCS Group)                                     132,075    0.2
             & Cellular                                                                                 ------------  ------
                                                                                                             217,125    0.3

                                                Total Investments in US Stocks                            15,621,085   24.9


                                                       Foreign Stocks

Australia    Broadcasting/Cable        3,400    The News Corporation Limited (Convertible
             Diversified                        Preferred) (ADR)*                                            138,975    0.2
                                      19,400    Broken Hill Proprietary Company Limited                      231,865    0.4

                                                Total Stocks in Australia                                    370,840    0.6


Austria      Paper Products            3,400    Mayr-Melnhof Karton AG                                       182,431    0.3

                                                Total Stocks in Austria                                      182,431    0.3


Bermuda      Telecommunications &      1,500  ++Global Crossing Ltd.                                          76,031    0.1
             Equipment
                                                Total Stocks in Bermuda                                       76,031    0.1


Brazil       Forest Products           7,800    Aracruz Celulose SA (ADR)*                                   175,013    0.3

             Metals & Mining           7,200    Companhia Vale do Rio Doce 'A' (Preferred)                   199,225    0.3

             Oil--Integrated         480,000    Petroleo Brasileiro SA                                        90,318    0.1

             Telecommunications        6,000    Embratel Participacoes SA (ADR)*                             129,000    0.2
                                       1,320    Telecomunicacoes Brasileiras SA-Telebras
                                                (Preferred Block) (ADR)*                                     171,600    0.3
                                                                                                        ------------  ------
                                                                                                             300,600    0.5

                                                Total Stocks in Brazil                                       765,156    1.2


Canada       Communications            3,600    Nortel Networks Corporation                                  344,250    0.6
             Equipment

             Oil & Gas Producers       4,100    Alberta Energy Company Ltd.                                  120,305    0.2

             Paper Products           17,400    Domtar, Inc.                                                 211,433    0.3

             Telecommunications        3,800    BCE Inc.                                                     388,312    0.6
                                       7,100    Teleglobe Inc.                                               185,488    0.3
                                                                                                        ------------  ------
                                                                                                             573,800    0.9

                                                Total Stocks in Canada                                     1,249,788    2.0


Denmark      Services                  1,200  ++ISS International Service System A/S 'B'                      85,962    0.1

                                                Total Stocks in Denmark                                       85,962    0.1


Finland      Communications Equipment  2,550    Nokia Oyj                                                    462,227    0.7

             Holding Company          11,200    Amer Group Ltd.                                              262,806    0.4

             Insurance                 5,700    Sampo Insurance Company Ltd. 'A'                             197,838    0.3

             Paper & Forest           17,000    Stora Enso Oyj 'R'                                           244,433    0.4
             Products                  7,700    UPM-Kymmene Oyj                                              288,334    0.5
                                                                                                        ------------  ------
                                                                                                             532,767    0.9

                                                Total Stocks in Finland                                    1,455,638    2.3


France       Chemicals                 6,522    Aventis SA                                                   344,972    0.6

             Computers & Computer        500  ++Atos SA                                                       67,950    0.1
             Services


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)
                                     Shares                                                                        Percent of
COUNTRY      Industries               Held                  Foreign Stocks                                Value    Net Assets
France       Electronics               5,300    Thomson CSF                                             $    196,909    0.3%
(concluded)
             Foods                       811    Groupe Danone                                                174,441    0.3

             Information Processing      785    Cap Gemini SA                                                166,700    0.3

             Insurance                 2,800    Axa                                                          352,871    0.6
                                       4,900    Scor                                                         244,327    0.4
                                                                                                        ------------  ------
                                                                                                             597,198    1.0

             Merchandising             1,212    Carrefour SA                                                 193,032    0.3

             Metals                    5,700    Pechiney SA 'A'                                              384,529    0.6

             Multimedia                4,040  ++Thomson Multimedia                                           302,958    0.5

             Oil & Related                 8    Elf Aquitaine SA                                               1,181    0.0
                                       2,641    Total Fina SA 'B'                                            328,444    0.5
                                                                                                        ------------  ------
                                                                                                             329,625    0.5

             Semiconductor Capital     3,260    STMicroelectronics NV (NY Registered Shares)                 548,903    0.9

             Equipment

             Telecommunications        3,600    France Telecom SA                                            466,363    0.7

             Utilities--Water          3,795    Vivendi                                                      389,589    0.6

                                                Total Stocks in France                                     4,163,169    6.7


Germany      Banking                   2,780    Deutsche Bank AG (Registered Shares)                         208,471    0.3
                                       3,800    Dresdner Bank AG (Registered Shares)                         183,162    0.3
                                                                                                        ------------  ------
                                                                                                             391,633    0.6

             Chemicals                 3,100    Henkel KGaA (Preferred)                                      173,669    0.3

             Diversified               3,145    RWE AG                                                       100,702    0.2

             Electronics               2,000    Siemens AG                                                   275,516    0.4

             Electronics Components    3,678  ++Epcos AG                                                     330,830    0.5

             Machinery & Equipment     1,800    Mannesmann AG                                                488,361    0.8

             Multi-Industry            3,968    Veba AG                                                      166,819    0.3

                                                Total Stocks in Germany                                    1,927,530    3.1


Hong Kong    Multi-Industry           13,000    Hutchison Whampoa Limited                                    187,147    0.3

                                                Total Stocks in Hong Kong                                    187,147    0.3


Ireland      Banking                  28,200    Bank of Ireland                                              182,383    0.3

                                                Total Stocks in Ireland                                      182,383    0.3


Italy        Oil & Gas Producers      55,500    ENI SpA                                                      262,630    0.4

             Publishing                8,700    Mondadori (Arnoldo) Editore SpA                              216,903    0.4

                                                Total Stocks in Italy                                        479,533    0.8


Japan        Appliances                1,050    Sony Corporation (ADR)*                                      266,634    0.4

             Automobiles               6,000    Honda Motor Co., Ltd.                                        192,049    0.3
                                       8,000    Toyota Motor Corporation                                     350,131    0.6
                                       2,000    Toyota Motor Corporation (ADR)*                              174,500    0.3
                                                                                                        ------------  ------
                                                                                                             716,680    1.2

             Banking & Financial      21,000    The Bank of Tokyo-Mitsubishi, Ltd.                           268,869    0.4
                                      26,000    The Sanwa Bank, Ltd.                                         274,169    0.5
                                                                                                        ------------  ------
                                                                                                             543,038    0.9

             Banking--                23,000    The Sumitomo Bank, Ltd.                                      312,290    0.5
             International

             Chemicals                 4,000    Shin-Etsu Chemical Co., Ltd.                                 214,259    0.4

             Computer Products         2,000    TDK Corporation                                              212,206    0.3

             Computers                17,000    NEC Corporation                                              364,875    0.6

             Consumer--                1,000    Rohm Company Ltd.                                            330,347    0.5
             Electronics

             Cosmetics &              10,000    Kao Corporation                                              273,423    0.4
             Toiletries

             Distribution                300    Softbank Corporation                                         293,953    0.5

             Diversified              10,000    Olympus Optical Co., Ltd.                                    133,912    0.2

             Electronics               7,000    Fujitsu Limited                                              259,332    0.4
                                      11,000    Hitachi Ltd.                                                 156,131    0.3
                                         400    Keyence Corporation                                          136,245    0.2
                                       2,000    Kyocera Corporation                                          337,999    0.5
                                      12,000    Matsushita Electric Industrial Company, Ltd.                 318,589    0.5
                                      30,000    Toshiba Corporation                                          234,882    0.4
                                                                                                        ------------  ------
                                                                                                           1,443,178    2.3

             Electronics               1,000    Fanuc Ltd.                                                   105,450    0.2
             Components

             Finance                   2,000    Orix Corporation                                             373,274    0.6

             Glass                    46,000    Nippon Sheet Glass Company, Ltd.                             379,899    0.6

             Insurance                25,000    The Tokio Marine & Fire Insurance Co. Ltd.                   259,425    0.4

             Internet                  1,100  ++Internet Initiative Japan Inc. (ADR)*                         88,688    0.1

             Machine Tools &           9,000    Minebea Company Ltd.                                         124,720    0.2
             Machinery

             Merchandising            13,000    Marui Co., Ltd.                                              181,971    0.3

             Pharmaceuticals           5,000    Takeda Chemical Industries, Ltd.                             270,623    0.4

             Retail Stores            11,000    The Daimaru, Inc.                                             42,292    0.1
                                       3,000    Ito-Yokado Co., Ltd.                                         273,796    0.4
                                      16,000  ++Mitsukoshi, Ltd.                                              59,574    0.1
                                                                                                        ------------  ------
                                                                                                             375,662    0.6

             Steel                    91,000    Nippon Steel Corporation                                     216,545    0.3

             Telecommunications           12    NTT Mobile Communications Network, Inc.                      407,615    0.7
                                          22    Nippon Telegraph & Telephone Corporation (NTT)               332,587    0.5
                                                                                                        ------------  ------
                                                                                                             740,202    1.2

             Tires & Rubber            8,000    Bridgestone Corp.                                            169,093    0.3

             Transport Services           58    East Japan Railway Company                                   274,412    0.4

                                                Total Stocks in Japan                                      8,664,759   13.8


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)
                                     Shares                                                                        Percent of
COUNTRY      Industries               Held                  Foreign Stocks                                Value    Net Assets
Netherlands  Broadcasting &            6,400    Wolters Kluwer NV 'A'                                   $    231,269    0.4%
             Publishing

             Computer Software         1,235    Getronics NV                                                  79,994    0.1

             Computers                   800  ++Equant                                                        81,736    0.1

             Electronic Components     1,200  ++ASM Lithography Holding NV                                   143,135    0.2

             Electronics               2,600    Koninklijke (Royal) Philips Electronics NV
                                                (NY Registered Shares)                                       384,150    0.6

             Foods                    17,000    CSM NV                                                       352,363    0.6
                                       3,933    Koninklijke Ahold NV                                          93,671    0.2
                                                                                                        ------------  ------
                                                                                                             446,034    0.8

             Human Resources           3,500    Vedior NV 'A'                                                 30,284    0.1

             Publishing                8,600    VNU NV                                                       456,146    0.7

             Retail                    4,300    Vendex KBB NV                                                 82,401    0.1

                                                Total Stocks in the Netherlands                            1,935,149    3.1


Norway       Chemicals                 3,800    Norsk Hydro ASA                                              150,668    0.2

             Computer Software        17,500    Merkantildata ASA                                            200,967    0.3

             Telecommunications       16,900  ++Tandberg Television ASA                                      149,133    0.3

             Transport                 7,200    Bergesen d.y. ASA 'B'                                        114,887    0.2
             Services

                                                Total Stocks in Norway                                       615,655    1.0


Singapore    Airlines                 14,000    Singapore Airlines Limited                                   146,502    0.2

             Banking & Financial       6,978    DBS Group Holdings Limited                                    93,532    0.2

             Construction &           27,000    City Developments Limited                                    134,921    0.2
             Housing

             Electronics               6,400  ++Flextronics International Ltd.                               318,000    0.5
             Components

                                                Total Stocks in Singapore                                    692,955    1.1


South Korea  Electronics                 500    Samsung Electronics                                          124,221    0.2

             Steel                     4,200    Pohang Iron & Steel Company Ltd. (ADR)*                      148,050    0.2

                                                Total Stocks in South Korea                                  272,271    0.4


Spain        Diversified              11,300    Dinamia Capital Privado. Sociedad de
                                                Capital Riesgo, SA                                            87,832    0.1

             Petroleum--Domestic      13,000    Repsol-YPF, SA                                               245,940    0.4

             Telecommunications       14,400  ++Telefonica SA                                                364,643    0.6

             Utilities--Electric      10,800    Endesa SA                                                    199,674    0.3

                                                Total Stocks in Spain                                        898,089    1.4


Sweden       Appliances               13,800    Electrolux AB 'B'                                            294,104    0.5

             Auto & Truck              4,600    Autoliv, Inc.                                                124,700    0.2

             Automobile Parts         16,700    Haldex AB                                                    189,818    0.3

             Banking                   8,250    ForeningsSparbanken AB                                       110,183    0.2
                                      25,700    Nordbanken Holding AB                                        143,136    0.2
                                                                                                        ------------  ------
                                                                                                             253,319    0.4

             Diversified               1,800    Custos AB 'A'                                                 44,602    0.1
                                       4,600    Custos AB 'B'                                                112,936    0.2
                                                                                                        ------------  ------
                                                                                                             157,538    0.3

             Investment               20,400    Investment AB Bure                                           126,371    0.2
             Management

             Real Estate              13,100    Castellum AB                                                 110,930    0.2
                                      17,800    Fastighets AB Tornet                                         220,530    0.3
                                                                                                        ------------  ------
                                                                                                             331,460    0.5

             Telecommunications        5,400    Telefonaktiebolaget LM Ericsson 'B'                          381,773    0.6

                                                Total Stocks in Sweden                                     1,859,083    3.0


Switzerland  Drugs                        89    Novartis AG (Registered Shares)                              109,889    0.2

             Human Resources             116    Adecco SA (Registered Shares)                                 87,602    0.1

             Pharmaceuticals              24    Roche Holding AG (Genuss)                                    259,965    0.4

                                                Total Stocks in Switzerland                                  457,456    0.7


United       Banking                  23,800    HSBC Holdings PLC                                            279,090    0.4
Kingdom                               21,900    Lloyds TSB Group PLC                                         220,960    0.4
                                                                                                        ------------  ------
                                                                                                             500,050    0.8

             Beverages                24,904    Diageo PLC                                                   184,667    0.3

             Cable Television         25,100  ++Telewest Communications PLC                                  153,066    0.2
             Services

             Diversified              47,800    Billiton PLC                                                 248,111    0.4

             Drugs                     5,500    AstraZeneca Group PLC                                        202,535    0.3

             Entertainment            11,800    The Peninsular and Oriental Steam Navigation Company         167,730    0.3

             Foods                    13,700    Devro PLC                                                     15,543    0.0

             Hardware Products        19,500    Reckitt Benckiser PLC                                        192,794    0.3

             Leisure                  47,400    Hilton Group PLC                                             130,412    0.2

             Oil--Integrated           7,350    Shell Transport & Trading Company (ADR)*                     322,481    0.5

             Pharmaceuticals           9,100    Glaxo Wellcome PLC                                           233,924    0.4
                                      16,000    SmithKline Beecham PLC                                       191,643    0.3
                                                                                                        ------------  ------
                                                                                                             425,567    0.7

             Telecommunications        8,900    British Telecommunications PLC                               170,505    0.3
                                      13,600    Cable & Wireless PLC                                         276,969    0.4
                                       3,800  ++Energis PLC                                                  177,319    0.3
                                      63,000    Vodafone AirTouch PLC                                        345,644    0.6
                                                                                                        ------------  ------
                                                                                                             970,437    1.6


                                                Total Stocks in the United Kingdom                         3,513,393    5.6


                                                Total Investments in Foreign Stocks                       30,034,418   47.9


                                                Total Investments in US& Foreign Stocks
                                                (Cost--$34,946,489)                                       45,655,503   72.8


Merrill Lynch Asset Builder Program, Inc., January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Global Opportunity Portfolio (concluded)
SHORT-TERM                         Face                                                                            Percent of
SECURITIES                        Amount                          Issue                                    Value   Net Assets
             Commercial        US$ 2,945,000    General Motors Acceptance Corp., 5.81% due
             Paper**                            2/01/2000                                               $  2,945,000    4.7%
                                   1,000,000    Honeywell International Inc., 5.65% due 2/23/2000            996,547    1.6
                                   1,500,000    Morgan Stanley, Dean Witter & Co., 5.66%
                                                due 2/18/2000                                              1,495,991    2.3
                                                                                                        ------------  ------
                                                                                                           5,437,538    8.6

             US Government         2,000,000    Federal Home Loan Mortgage Corporation, 5.55%
             Agency                             due 2/22/2000                                              1,993,525    3.2
             Obligations**
                                                Total Investments in Short-Term Securities
                                                (Cost--$7,431,063)                                         7,431,063   11.8


             Total Investments (Cost--$51,451,832)                                                        61,367,389   97.8

             Unrealized Appreciation on Forward Foreign Exchange Contracts***                                113,560    0.2

             Other Assets Less Liabilities                                                                 1,273,462    2.0
                                                                                                        ------------  ------
             Net Assets                                                                                 $ 62,754,411  100.0%
                                                                                                        ============  ======




           ++Non-income producing security.
            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
          ***Forward foreign exchange contracts as of January 31, 2000 were as follows:

             Foreign                Expiration        Unrealized
             Currency Sold             Date          Appreciation

             YEN    870,000,000     April 2000        $ 113,560

             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts
             (US$ Commitment--$8,327,112)             $ 113,560
                                                      =========


             See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Growth Opportunity Portfolio

                                     Shares                                                                        Percent of
             Industries               Held                  Common Stocks                                 Value    Net Assets
             Advertising              26,000    The Interpublic Group of Companies, Inc.                $  1,196,000    0.6%

             Banking & Financial      52,000    Bank of America Corporation                                2,518,750    1.3
                                     103,000    Citigroup Inc.                                             5,916,063    3.0
                                       2,500    State Street Corporation                                     200,469    0.1
                                                                                                        ------------  ------
                                                                                                           8,635,282    4.4

             Beverages                58,000    The Coca-Cola Company                                      3,331,375    1.7

             Broadcasting--Media      26,000  ++Infinity Broadcasting Corporation (Class  A)                 845,000    0.4

             Broadcasting--Radio &    20,000  ++AMFM Inc.                                                  1,560,000    0.8
             Television               20,000  ++CBS Corporation                                            1,166,250    0.6
                                      34,000  ++Clear Channel Communications, Inc.                         2,936,750    1.5
                                                                                                        ------------  ------
                                                                                                           5,663,000    2.9

             Communications           61,000  ++3Com Corporation                                           3,091,938    1.6
             Equipment                90,000  ++Cisco Systems, Inc.                                        9,849,375    5.0
                                      19,000  ++E-Tek Dynamics, Inc.                                       3,458,000    1.8
                                      30,000  ++JDS Uniphase Corporation                                   6,116,250    3.1
                                      50,000    Lucent Technologies Inc.                                   2,762,500    1.4
                                      34,000    Motorola, Inc.                                             4,649,500    2.3
                                      52,000    Nortel Networks Corporation                                4,972,500    2.5
                                      46,000    Telefonaktiebolaget LM Ericsson (ADR)*                     3,427,000    1.7
                                                                                                        ------------  ------
                                                                                                          38,327,063   19.4

             Computers                63,000  ++EMC Corporation                                            6,709,500    3.4
                                      27,000    International Business Machines Corporation                3,029,062    1.5
                                      82,000  ++Sun Microsystems, Inc.                                     6,437,000    3.3
                                                                                                        ------------  ------
                                                                                                          16,175,562    8.2

             Electrical Equipment      2,000    Emerson Electric Co.                                         110,125    0.1
                                      55,000    General Electric Company                                   7,335,625    3.7
                                                                                                        ------------  ------
                                                                                                           7,445,750    3.8

             Electronics              11,000  ++ASM Lithography Holding NV                                 1,312,073    0.7
                                       5,000  ++Broadcom Corporation (Class A)                             1,446,563    0.7
                                      28,000  ++LSI Logic Corporation                                      2,289,000    1.1
                                      37,000    STMicroelectronics                                         6,059,296    3.1
                                      56,000    Texas Instruments Incorporated                             6,041,000    3.1
                                      12,000  ++Xilinx, Inc.                                                 549,000    0.3
                                                                                                        ------------  ------
                                                                                                          17,696,932    9.0

             Energy                   57,800    BP Amoco PLC (ADR)*                                        3,106,750    1.6
                                      12,000    Duke Energy Corporation                                      693,000    0.4
                                      50,000    El Paso Energy Corporation                                 1,612,500    0.8
                                      79,000    Enron Corp.                                                5,327,563    2.7
                                      65,000    Exxon Mobil Corporation                                    5,427,500    2.8
                                      51,000    Royal Dutch Petroleum Company (NY Registered Shares)       2,808,187    1.4
                                      12,000    UtiliCorp United Inc.                                        234,750    0.1
                                                                                                        ------------  ------
                                                                                                          19,210,250    9.8

             Entertainment            16,000  ++AT&T Corp.--Liberty Media Group (Class A)                    818,000    0.4
                                       5,000    Sony Corporation (ADR)*                                    1,269,687    0.7
                                      80,000    The Walt Disney Company                                    2,905,000    1.5
                                                                                                        ------------  ------
                                                                                                           4,992,687    2.6


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Growth Opportunity Portfolio (concluded)
                                     Shares                                                                        Percent of
             Industries               Held                  Common Stocks                                  Value   Net Assets
             Financial Services       17,000    T. Rowe Price Associates, Inc.                          $    657,687    0.3%

             Household Products       30,000    Colgate-Palmolive Company                                  1,777,500    0.9
                                      29,000    The Procter & Gamble Company                               2,925,375    1.5
                                                                                                        ------------  ------
                                                                                                           4,702,875    2.4

             Information Processing   80,000  ++America Online, Inc.                                       4,555,000    2.3
                                      31,000  ++At Home Corporation (Class A)                              1,116,000    0.6
                                       7,000  ++China.Com Corporation 'A'                                    563,500    0.3
                                      50,000  ++Infonet Services Corporation (Class B)                     1,412,500    0.7
                                                                                                        ------------  ------
                                                                                                           7,647,000    3.9

             Insurance                34,000    American International Group, Inc.                         3,540,250    1.8

             Medical Technology        1,000    Johnson & Johnson                                             86,062    0.0
                                      25,000    Medtronic, Inc.                                            1,143,750    0.6
                                                                                                        ------------  ------
                                                                                                           1,229,812    0.6

             Oil Services             57,000    Baker Hughes Incorporated                                  1,403,625    0.7
                                       7,500    Diamond Offshore Drilling, Inc.                              207,656    0.1
                                      47,000    Schlumberger Limited                                       2,869,937    1.5
                                                                                                        ------------  ------
                                                                                                           4,481,218    2.3

             Pharmaceuticals          32,000  ++Amgen Inc.                                                 2,038,000    1.0
                                      30,000    Bristol-Myers Squibb Company                               1,980,000    1.0
                                      11,000  ++Immunex Corporation                                        1,438,250    0.7
                                      36,000    Merck & Co., Inc.                                          2,837,250    1.5
                                      67,000    Pfizer Inc.                                                2,437,125    1.3
                                                                                                        ------------  ------
                                                                                                          10,730,625    5.5

             Photography              21,000    Eastman Kodak Company                                      1,299,375    0.7

             Restaurants              16,000    McDonald's Corporation                                       595,000    0.3

             Retail--Specialty        11,000  ++Best Buy Co., Inc.                                           525,250    0.3
                                       4,000    CVS Corporation                                              139,750    0.1
                                      15,000    Walgreen Co.                                                 414,375    0.2
                                                                                                        ------------  ------
                                                                                                           1,079,375    0.6

             Retailing                16,000  ++Amazon.com, Inc.                                           1,033,000    0.5

             Semiconductors           34,000  ++Applied Materials, Inc.                                    4,664,375    2.4
                                      40,000  ++KLA-Tencor Corporation                                     2,345,000    1.2
                                                                                                        ------------  ------
                                                                                                           7,009,375    3.6

             Software--Computer       10,000    SAP AG (Systeme, Anwendungen, Produkte in der
                                                Datenverarbeitung)(ADR)*                                     651,875    0.3

             Wireless Communication    3,600  ++Sonera Oyj (ADR)*                                            249,300    0.1
                                      10,000  ++Sprint Corp. (PCS Group)                                   1,100,625    0.6
                                      57,000    Vodafone AirTouch PLC (ADR)*                               3,192,000    1.6



                                                                                                           4,541,925    2.3
             Wireline Communication   63,000    AT&T Corp.                                                 3,323,250    1.7
                                      50,000  ++Covad Communications Group, Inc.                           3,531,250    1.8
                                      37,000  ++Equant (NY Registered Shares)                              3,827,188    2.0
                                      54,000  ++MCI WorldCom, Inc.                                         2,477,250    1.3
                                      40,000  ++NorthPoint Communications Group, Inc.                      1,245,000    0.6
                                      80,000  ++Qwest Communications International Inc.                    3,150,000    1.6
                                                                                                        ------------  ------
                                                                                                          17,553,938    9.0

             Travel & Lodging         15,000    Carnival Corporation                                         675,938    0.3

                                                Total Common Stocks (Cost--$141,430,390)                 190,948,169   97.2


                                     Face
                                    Amount              Short-Term Securities

             Commercial Paper**   $4,832,000    General Motors Acceptance Corp., 5.81% due 2/01/2000       4,832,000    2.5

             US Government         4,000,000    Federal Home Loan Mortgage Corporation, 5.58% due
             Agency                             2/24/2000                                                  3,985,740    2.0
             Obligations**

                                                Total Short-Term Securities (Cost--$8,817,740)             8,817,740    4.5


             Total Investments (Cost--$150,248,130)                                                      199,765,909  101.7

             Liabilities in Excess of Other Assets                                                        (3,302,007)  (1.7)
                                                                                                        ------------  ------
             Net Assets                                                                                 $196,463,902  100.0%
                                                                                                        ============  ======



            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
           ++Non-income producing security.

             See Notes to Financial Statements.


Geographic
Allocation as of
January 31, 2000

                         Percent of
Country                  Net Assets

United States               83.2%
United Kingdom               3.2
France                       3.1
Canada                       2.5
Netherlands                  2.1
Sweden                       1.7
Japan                        0.7
Germany                      0.3
China                        0.3
Finland                      0.1



Merrill Lynch Asset Builder Program, Inc., January 31, 2000

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                    Quality Bond Portfolio
                   S&P    Moody's     Face
INDUSTRIES       Ratings  Ratings    Amount                     Bonds & Notes                                       Value
Asset-Backed        AAA       Aaa    $150,000   The Money Store Home Equity Trust, 6.225% due 9/15/2023         $   146,367
Securities*--1.0%

Banking--16.9%      A         A2      250,000   Bank of New York Co., Inc., 7.875% due 11/15/2002                   252,610
                    A         A1      350,000   Chase Manhattan Corporation, 7.25% due 6/01/2007                    341,407
                    A-        A1      300,000   First Chicago Bank, 8.25% due 6/15/2002                             305,325
                    A         A2      250,000   First National Bank of Boston, 7.375% due 9/15/2006                 245,085
                    A-        A2      200,000   Firstar Bank NA, 7.125% due 12/01/2009                              190,396
                    BBB+      A3      300,000   Great Western Bank, 9.875% due 6/15/2001                            309,789
                    BBB       a1      300,000   KeyCorp Capital I, 6.744% due 7/01/2028 (a)                         290,430
                    BBB+      Baa1    250,000   MBNA America Bank NA, 6.42% due 6/10/2004 (a)                       247,760
                    A-        A2      250,000   National City Corp., 5.75% due 2/01/2009                            216,113
                    A         A1      200,000   Wells Fargo Company, 8.375% due 5/15/2002                           203,936
                                                                                                                -----------
                                                                                                                  2,602,851

Finance--5.8%       BBB+      Baa1    150,000   Comdisco Inc., 6% due 1/30/2002                                     144,439
                    A-        A3      210,000   Heller Financial Inc., 7.375% due 11/01/2009 (b)                    200,636
                    A         A2      250,000   Household Finance Corporation, 6% due 5/01/2004                     235,283
                    A+        A1      320,000   Newcourt Credit Group, 6.875% due 2/16/2005                         308,022
                                                                                                                -----------
                                                                                                                    888,380

Finance--           A         A2      225,000   Bear Stearns Companies, Inc., 7.625% due 2/01/2005                  223,245
Other--13.2%        A         aa3     100,000   Citigroup Capital II, 7.75% due 12/01/2036                           92,164
                    BBB+      Baa3    125,000   Conseco Inc., 9% due 10/15/2006                                     125,651
                    A-        A3       38,000   Donaldson, Lufkin & Jenrette Inc., 6.875% due 11/01/2005             36,243
                    BBB+      Baa1    150,000   Duke-Weeks Realty LP, 7.75% due 11/15/2009                          144,093
                    BBB+      A3      150,000   ERP Operating LP, 7.125% due 10/15/2017                             131,976
                    AAA       Aaa     240,000   Florida Windstorm Underwriters, 7.125% due 2/25/2019 (b)            221,803
                    A+        A1      100,000   Goldman Sachs Group Inc., 7.50% due 1/28/2005                        99,000
                    A         A3      250,000   Lehman Brothers Holdings, Inc., 6.625% due 2/05/2006                234,913
                    BBB       Baa3    100,000   Mack-Cali Realty L.P., 7.25% due 3/15/2009                           92,451
                    A+        Aa3     200,000   Morgan Stanley, Dean Witter, 7.125% due 1/15/2003                   197,496
                    BBB+      Baa1    275,000   Paine Webber Group Inc., 9.25% due 12/15/2001                       282,323
                    A+        A2      200,000   Prudential Insurance Co., 6.375% due 7/23/2006 (b)                  184,752
                    A         Aa3     100,000   Salomon Smith Barney Holdings, Inc., 7.125% due 10/01/2006           97,093
                                                                                                                -----------
                                                                                                                  2,163,203

Financial Services--                            Associates Corporation of North America:
Consumer--4.7%      AA-       Aa3     100,000     7.40% due 5/15/2006                                                98,851
                    AA-       Aa3     250,000     6.95% due 11/01/2018                                              226,927
                    A-        a1      150,000   CIT Capital Trust I, 7.70% due 2/15/2027                            138,204
                    AAA       Aaa     245,000   General Electric Capital Corp., 8.50% due 7/24/2008                 260,964
                                                                                                                -----------
                                                                                                                    724,946

Industrial--        BBB-      Ba1     250,000   Flowers Industries Inc., 7.15% due 4/15/2028                        158,812
Consumer Goods--    BBB-      Baa3    100,000   Fred Meyer Inc., 7.45% due 3/01/2008                                 95,781
3.0%                AA        Aa2     200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024                          207,506
                                                                                                                -----------
                                                                                                                    462,099

Industrial--        AA+       Aa1     175,000   BP America Inc., 9.375% due 11/01/2000                              178,283
Energy--3.9%        A-        A3      460,000   Burlington Resources, 7.375% due 3/01/2029                          428,518
                                                                                                                -----------
                                                                                                                    606,801

Industrial--        A         A2      200,000   AlliedSignal Inc., 6.20% due 2/01/2008                              181,536
Manufacturing--     BBB-      Baa3    300,000   Equistar Chemicals LP, 8.75% due 2/15/2009                          294,651
14.2%                                           Ford Motor Credit Company:
                    A+        A1      200,000     8.20% due 2/15/2002                                               202,910
                    A+        A1      300,000     6.206% due 8/27/2006 (a)                                          299,541
                    A+        A1      100,000     7.375% due 10/28/2009                                              96,646
                    A         A2      200,000   General Motors Acceptance Corp., 8.75% due 7/15/2005                209,198
                    A         A2      200,000   General Motors Corp., 7.40% due 9/01/2025                           190,682
                    A+        A1      320,000   International Business Machines Corp., 6.50% due 1/15/2028          276,896
                    A+        A1      100,000   Motorola Inc., 7.50% due 5/15/2025                                   98,376
                    A         A1      100,000   PPG Industries Inc., 7.05% due 8/15/2009                             95,844
                    A+        A2      250,000   United Technologies Corporation, 6.625% due 11/15/2004              241,605
                                                                                                                -----------
                                                                                                                  2,187,885

Industrial--        A         A2      200,000   Computer Sciences Corp., 6.25% due 3/15/2009                        179,154
Services--8.4%      A         A2      193,260   Disney Custom Repackaged Asset Vehicle-403, 6.85% due
                                                1/10/2007(b)*                                                       187,559
                                                May Department Stores Co.:
                    A+        A1      125,000     9.875% due 12/01/2002                                             132,495
                    A+        A1      150,000     6.70% due 9/15/2028                                               129,974
                    BBB-      Baa3    200,000   News America Holdings, Inc., 8.50% due 2/15/2005                    205,518
                    AA-       A2      120,000   TCI Communications Inc., 8.75% due 8/01/2015                        131,712
                    BBB       Baa2    100,000   Time Warner Entertainment Co., 8.375% due 3/15/2023                 102,384
                    BBB       Baa3    100,000   Time Warner Inc., 7.75% due 6/15/2005                                99,960
                                                                                                                -----------
                                                                                                                  1,168,756

Transportation--    BBB+      Baa2     50,000   Burlington Northern Santa Fe, 6.75% due 3/15/2029                    43,012
5.5%                BBB       Baa2    250,000   CSX Corp., 7.90% due 5/01/2017                                      247,205
                    AA+       Aa3     300,000   Continental Airlines, 7.056% due 9/15/2009                          279,843
                    BBB-      Baa3    250,000   Delta Airlines, 10.125% due 5/15/2010                               277,307
                                                                                                                -----------
                                                                                                                    847,367

US Government       AAA       Aaa     320,000   US Treasury Bonds, 5.25% due 2/15/2029                              266,550
Obligations--7.4%                               US Treasury Notes:
                    AAA       Aaa     250,000     4.25% due 11/15/2003                                              230,000
                    AAA       Aaa     150,000     5.875% due 11/15/2004                                             145,008
                    AAA       Aaa     275,000     6.875% due 5/15/2006                                              276,545
                    AAA       Aaa     100,000     6.125% due 8/15/2007                                               96,344
                    AAA       Aaa     125,000     6% due 8/15/2009                                                  119,140
                                                                                                                -----------
                                                                                                                  1,133,587


Merrill Lynch Asset Builder Program, Inc., January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
                    Quality Bond Portfolio (concluded)
                    S&P    Moody's      Face
INDUSTRIES        Ratings  Ratings     Amount                   Bonds & Notes                                      Value
Utilities--         AA-       A1     $200,000   AT&T Corporation, 6.50% due 3/15/2029                           $   168,386
Communications--    AA        Aa3     100,000   Ameritech Capital Funding, 6.45% due 1/15/2018                       87,364
6.4%                BB        Ba2     250,000   Frontier Corp., 6% due 10/15/2013 (a)                               228,963
                    A         Baa1    150,000   GTE Corp., 6.84% due 4/15/2018                                      135,524
                    A-        A3      200,000   MCI WorldCom Inc., 6.125% due 4/15/2012 (a)                         194,874
                    BBB+      Baa1    200,000   Sprint Capital Corporation, 6.125% due 11/15/2008                   178,696
                                                                                                                -----------
                                                                                                                    993,807

Utilities--         BBB+      Baa1    100,000   Commonwealth Edison, 7% due 7/01/2005                                96,777
Electric--5.5%      A+        A1      100,000   Consolidated Edison, Inc., 6.25% due 2/01/2008                       91,085
                    A         A3      175,000   Duke Capital Corp., 7.50% due 10/01/2009                            171,199
                    A         A1      250,000   Mississippi Power, 6.05% due 5/01/2003                              240,395
                    BBB-      Baa3    100,000   Niagara Mohawk Power Corp., 7.75% due 10/01/2008                     98,614
                    A         A2      150,000   Virginia Electric & Power Co., 8.625% due 10/01/2024                149,106
                                                                                                                -----------
                                                                                                                    847,176

                                                Total Investments in Bonds &Notes (Cost--$15,672,679)
                                                --95.9%                                                          14,773,225


SHORT-TERM
SECURITIES                                      Issue

Commercial Paper**--                  649,000   Gillette Company, 5.78% due 2/01/2000                               649,000
4.2%

                                                Total Investments in Short-Term Securities
                                                (Cost--$649,000)--4.2%                                              649,000


                    Total Investments (Cost--$16,321,679)--100.1%                                                15,422,225

                    Liabilities in Excess of Other Assets--(0.1%)                                                   (10,026)
                                                                                                                -----------
                    Net Assets--100.0%                                                                          $15,412,199
                                                                                                                ===========


                 (a)Floating rate note.
                 (b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
                   *Subject to principal paydowns.
                  **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
                    Portfolio.
                    Ratings of issues shown have not been audited by Deloitte & Touche
                    LLP.

                    See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                       US Government Securities Portfolio
                                                                          Face      Interest       Maturity
                       Issue                                             Amount       Rate         Date(s)           Value
US Government          Federal Home Loan Mortgage Corporation--
Agency Mortgage-       Gold Program                                 $3,105,794     5.50%   3/01/2013--5/01/2014  $ 2,840,827
Backed                 Federal Home Loan Mortgage Corporation--
Obligations*--         Gold Program                                  1,500,000     7.00         1/01/2015          1,463,895
82.9%                  Federal National Mortgage Association         1,773,900     6.50    2/01/2012--2/01/2014    1,696,833
                       Federal National Mortgage Association--
                         Multi-Family #0073313++ (1)                 1,985,256     6.18         1/01/2006          1,869,739
                       Government National Mortgage Association        988,083     5.50    3/15/2029--4/15/2029      856,923
                       Government National Mortgage Association      1,946,736     7.00    6/15/2028--8/15/2028    1,856,610
                       Government National Mortgage Association      2,984,666     7.50   10/15/2025--3/15/2028    2,920,290

                       Total US Government Agency Mortgage-Backed
                       Obligations (Cost--$14,332,566)                                                            13,505,117

US Government          US Treasury Notes                             2,000,000     5.75         6/30/2001          1,978,126
Obligations--12.2%

                       Total US Government Obligations (Cost--$2,003,682)                                          1,978,126


SHORT-TERM              Face
SECURITIES             Amount                                           Issue

Repurchase          $  885,000      Donaldson, Lufkin & Jenrette Securities Corp., purchased on
Agreements**--5.4%                  1/31/2000 to yield 5.75% on 2/01/2000                                            885,000


                       Total Investments in Short-Term Securities (Cost--$885,000)                                   885,000


                       Total Investments (Cost--$17,221,248)--100.5%                                              16,368,243

                       Liabilities in Excess of Other Assets--(0.5%)                                                 (74,753)
                                                                                                                 -----------
                       Net Assets--100.0%                                                                        $16,293,490
                                                                                                                 ===========



                      *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.
                     **Repurchase Agreements are fully collateralized by US Government &
                       Agency Obligations.
                     ++Underlying multi-family loans have prepayments protection by means of lockout periods and/or yield maintenance premiums.
                    (1)Represents balloon mortgages that amortize on a 25- or 30-year schedule and have 10-year original maturities.

                       See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


STATEMENTS OF ASSETS AND LIABILITIES
                                                       Fundamental       Global        Growth        Quality   US Government
                                                          Value       Opportunity   Opportunity        Bond      Securities
                    As of January 31, 2000              Portfolio      Portfolio     Portfolio      Portfolio    Portfolio
Assets:             Investments, at value*              $ 99,967,484  $ 61,367,389  $199,765,909  $ 15,422,225  $ 16,368,243
                    Foreign cash                                  --        50,000            --            --            --
                    Cash                                          46           147        50,618            --           522
                    Unrealized appreciation on forward
                    foreign exchange contracts                    --       113,560            --            --            --
                    Receivables:
                      Securities sold                             --     1,382,237            --       221,434            --
                      Capital shares sold                    136,877        90,401       817,750         6,160           457
                      Interest                                    --        85,379            --       297,312        92,933
                      Dividends                              167,000        52,699        40,745            --            --
                      Investment adviser                          --            --            --       123,785        48,156
                      Principal paydowns                          --            --            --            --         3,470
                      Forward foreign exchange contracts          --           412            --            --            --
                    Deferred organization expenses                --            --        16,127            --            --
                    Prepaid registration fees and
                    other assets                              38,547        29,089        14,578        29,748        26,665
                                                        ------------  ------------  ------------  ------------  ------------
                    Total assets                         100,309,954    63,171,313   200,705,727    16,100,664    16,540,446
                                                        ------------  ------------  ------------  ------------  ------------

Liabilities:        Payables:
                      Securities purchased                 1,051,826            --     3,343,268       224,383            --
                      Capital shares redeemed                345,308       133,049       344,265        89,559       156,079
                      Distributor                             83,133        52,492       159,074         9,255         9,804
                      Custodian bank                              --            --            --       281,037            --
                      Investment adviser                      57,873        40,996       107,018            --            --
                      Dividends to shareholders                   --            --            --        31,174        28,848
                      Forward foreign exchange
                      contracts                                   --        12,978            --            --            --
                    Accrued expenses and other
                    liabilities                              210,744       177,387       288,200        53,057        52,225
                                                        ------------  ------------  ------------  ------------  ------------
                    Total liabilities                      1,748,884       416,902     4,241,825       688,465       246,956
                                                        ------------  ------------  ------------  ------------  ------------

Net Assets:         Net assets                          $ 98,561,070  $ 62,754,411  $196,463,902  $ 15,412,199  $ 16,293,490
                                                        ============  ============  ============  ============  ============

Net Assets          Class A Common Stock, $.10
Consist of:         par value++                         $      2,614  $      1,535  $      4,265   $       903   $     1,426
                    Class B Common Stock, $.10
                    par value++++                            435,523       320,168       537,319       115,037       122,545
                    Class C Common Stock, $.10
                    par value++++++                          237,497       146,180       339,456        45,240        34,589
                    Class D Common Stock, $.10
                    par value++++++++                         42,095        23,441        34,929         6,420         7,194
                    Paid-in capital in excess
                    of par                                90,150,981    52,324,425   139,571,518    16,790,288    17,292,245
                    Undistributed (accumulated)
                    realized capital gains
                    (losses) on investments
                    and foreign currency
                    transactions--net                      5,478,494      (85,940)     6,458,636     (646,235)     (301,986)
                    Accumulated distributions in
                    excess of realized capital
                    gains on investments--net                     --            --            --            --       (9,518)
                    Unrealized appreciation
                    (depreciation) on investments
                    and foreign currency
                    transactions--net                      2,213,866    10,024,602    49,517,779     (899,454)     (853,005)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net assets                          $ 98,561,070  $ 62,754,411  $196,463,902  $ 15,412,199  $ 16,293,490
                                                        ============  ============  ============  ============  ============

Net Asset Value:    Class A:
                      Net assets                        $    369,264  $    200,229  $    938,601  $     83,036  $    140,396
                                                        ============  ============  ============  ============  ============
                      Shares outstanding                      26,141        15,352        42,647         9,033        14,257
                                                        ============  ============  ============  ============  ============
                      Net asset value and
                      redemption price per
                      share                             $      14.13  $      13.04  $      22.01  $       9.19  $       9.85
                                                        ============  ============  ============  ============  ============
                    Class B:
                      Net assets                        $ 59,736,084  $ 40,892,847  $115,215,881  $ 10,578,693  $ 12,045,581
                                                        ============  ============  ============  ============  ============
                      Shares outstanding                   4,355,234     3,201,679     5,373,187     1,150,369     1,225,451
                                                        ============  ============  ============  ============  ============
                      Net asset value and
                      redemption price per share        $      13.72  $      12.77  $      21.44  $       9.20  $       9.83
                                                        ============  ============  ============  ============  ============
                    Class C:
                      Net assets                        $ 32,542,644  $ 18,615,973  $ 72,650,473  $  4,160,130  $  3,399,746
                                                        ============  ============  ============  ============  ============
                      Shares outstanding.                  2,374,973     1,461,802     3,394,563       452,396       345,894
                                                        ============  ============  ============  ============  ============
                      Net asset value and
                      redemption price per share        $      13.70  $      12.73  $      21.40  $       9.20  $       9.83
                                                        ============  ============  ============  ============  ============
                    Class D:
                      Net assets                        $  5,913,078  $  3,045,362  $  7,658,947  $    590,340  $    707,767
                                                        ============  ============  ============  ============  ============
                      Shares outstanding                     420,946       234,413       349,290        64,200        71,943
                                                        ============  ============  ============  ============  ============
                      Net asset value and
                      redemption price per share        $      14.05  $      12.99  $      21.93  $       9.20  $       9.84
                                                        ============  ============  ============  ============  ============
                   *Identified cost                     $ 97,753,618  $ 51,451,832  $150,248,130  $ 16,321,679  $ 17,221,248
                                                        ============  ============  ============  ============  ============
                  ++Authorized shares--Class A             6,250,000     6,250,000     6,250,000     6,250,000    26,250,000
                                                        ============  ============  ============  ============  ============
                ++++Authorized shares--Class B            10,000,000    10,000,000    10,000,000     6,250,000    26,250,000
                                                        ============  ============  ============  ============  ============
              ++++++Authorized shares--Class C             6,250,000     6,250,000     6,250,000     6,250,000     6,250,000
                                                        ============  ============  ============  ============  ============
            ++++++++Authorized shares--Class D             6,250,000     6,250,000     6,250,000     6,250,000     6,250,000
                                                        ============  ============  ============  ============  ============


                    See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


STATEMENTS OF OPERATIONS
                                                        Fundamental       Global       Growth        Quality    US Government
                                                           Value       Opportunity  Opportunity        Bond      Securities
For the Year Ended January 31, 2000                      Portfolio      Portfolio    Portfolio      Portfolio     Portfolio
Investment          Interest and discount earned        $    642,027  $    826,582  $    744,491  $  1,252,669  $  1,269,439
Income:             Dividends*                             1,905,480       560,763     1,209,743            --            --
                    Loaned securities                             --            --            --            89            --
                                                        ------------  ------------  ------------  ------------  ------------
                    Total income                           2,547,507     1,387,345     1,954,234     1,252,758     1,269,439
                                                        ------------  ------------  ------------  ------------  ------------

Expenses:           Investment advisory fees                 691,824       468,106       992,233        88,746       100,949
                    Account maintenance and
                    distribution fees--Class B               653,173       412,213       906,628        88,297       107,898
                    Transfer agent fees--Class B             358,362       251,738       466,770        62,569        43,509
                    Account maintenance and
                    distribution fees--Class C               342,337       179,001       555,404        36,916        32,974
                    Transfer agent fees--Class C             199,145       117,457       303,240        27,780        15,032
                    Registration fees                         78,626        65,086        94,685        67,025        64,625
                    Accounting services                       83,333        51,236       113,160        19,455        13,556
                    Printing and shareholder
                    reports                                   77,877        32,546       102,191        11,975        11,460
                    Professional fees                         45,492        35,924        59,047        14,636        16,440
                    Custodian fees                            22,652        68,868        28,996        12,643        12,999
                    Transfer agent fees--Class D              29,913        16,005        24,685         5,592         3,034
                    Amortization of organization
                    expenses                                   7,414        17,297        16,127         4,237         9,275
                    Account maintenance fees--Class D         16,440         7,753        14,271         3,177         2,963
                    Directors' fees and expenses               8,074         5,157         9,211         1,563         1,859
                    Pricing fees                                  --           979           464         7,005         2,407
                    Transfer agent fees--Class A               1,821           989         3,174           417         1,214
                    Other                                      6,899         5,130         6,438         2,149         2,357
                                                        ------------  ------------  ------------  ------------  ------------
                    Total expenses before
                    reimbursement                          2,623,382     1,735,485     3,696,724       454,182       442,551
                    Reimbursement of expenses                     --            --            --      (325,792)     (298,716)
                                                        ------------  ------------  ------------  ------------  ------------
                    Total expenses after
                    reimbursement                          2,623,382     1,735,485     3,696,724       128,390       143,835
                                                        ------------  ------------  ------------  ------------  ------------
                    Investment income (loss)--net            (75,875)     (348,140)   (1,742,490)    1,124,368     1,125,604
                                                        ------------  ------------  ------------  ------------  ------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                     7,447,403     4,737,833    14,708,445      (649,434)     (301,986)
Gain (Loss) on        Foreign currency
Investments &         transactions--net                           --      (412,866)      (36,320)           --            --
Foreign             Change in unrealized
Currency            appreciation/depreciation on:
Transactions          Investments--net                    (6,126,754)    2,585,347    23,507,783    (1,211,968)   (1,043,664)
--Net:                Foreign currency
                      transactions--net                           --       (97,513)           --            --            --
                                                        ------------  ------------  ------------  ------------  ------------
                    Net Increase (Decrease)in
                    Net Assets Resulting from
                    Operations                          $  1,244,774  $  6,464,661  $ 36,437,418  $   (737,034) $   (220,046)
                                                        ============  ============  ============  ============  ============

                   *Net of foreign withholding tax
                    on dividends                        $     16,529  $     53,688  $     33,701            --            --
                                                        ============  ============  ============  ============  ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                            Fundamental               Global Opportunity
                                                                          Value Portfolio                 Portfolio
                                                                          For the Year Ended           For the Year Ended
                                                                             January 31,                  January 31,
                    Increase (Decrease) in Net Assets:                    2000          1999           2000         1999
Operations:         Investment income (loss)--net                     $    (75,875) $   (280,174) $   (348,140) $    187,440
                    Realized gain on investments and
                    foreign currency transactions--net                   7,447,403     5,442,771     4,324,967       387,514
                    Change in unrealized appreciation/
                    depreciation on investments and
                    foreign currency transactions--net                  (6,126,754)      162,925     2,487,834     4,446,195
                                                                      ------------  ------------  ------------  ------------
                    Net increase in net assets resulting from
                    operations                                           1,244,774     5,325,522     6,464,661     5,021,149
                                                                      ------------  ------------  ------------  ------------

Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                              (10,920)      (24,547)      (13,319)           --
                      Class B                                           (1,768,098)   (3,462,399)   (2,477,195)           --
                      Class C                                             (958,596)   (1,712,089)   (1,120,940)           --
                      Class D                                             (182,105)     (393,697)     (208,512)           --
                    In excess of realized gain on
                    investments--net:
                      Class A                                                   --            --            --          (561)
                      Class B                                                   --            --            --      (107,053)
                      Class C                                                   --            --            --       (43,148)
                      Class D                                                   --            --            --        (9,798)
                                                                      ------------  ------------  ------------  ------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                       (2,919,719)   (5,592,732)   (3,819,966)     (160,560)
                                                                      ------------  ------------  ------------  ------------

Capital Share       Net increase (decrease) in net assets derived
Transactions:       from capital share transactions                         33,878    23,869,513    (6,255,113)    1,550,635
                                                                      ------------  ------------  ------------  ------------

Net Assets:         Total increase (decrease) in net assets             (1,641,067)   23,602,303    (3,610,418)    6,411,224
                    Beginning of year                                  100,202,137    76,599,834    66,364,829    59,953,605
                                                                      ------------  ------------  ------------  ------------
                    End of year                                       $ 98,561,070  $100,202,137  $ 62,754,411  $ 66,364,829
                                                                      ------------  ------------  ------------  ------------

                    See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


STATEMENTS OF CHANGES IN NET ASSETS (concluded)
                                             Growth Opportunity              Quality Bond                US Government
                                                 Portfolio                    Portfolio               Securities Portfolio
                                             For the Year Ended            For the Year Ended          For the Year Ended
                                                January 31,                   January 31,                 January 31,
Increase (Decrease) in Net Assets:          2000           1999           2000          1999           2000          1999
Operations:         Investment income
                    (loss)--net         $ (1,742,490)   $ (1,082,001) $  1,124,368  $    798,312  $  1,125,604  $    815,801
                    Realized gain (loss)
                    on investments and
                    foreign currency
                    transactions
                    --net                 14,672,125       5,518,909      (649,434)      141,775      (301,986)      330,960
                    Change in unrealized
                    appreciation/
                    depreciation on in-
                    vestments--net        23,507,783      21,955,016    (1,211,968)      139,750    (1,043,664)      (89,917)
                                        ------------    ------------  ------------  ------------  ------------  ------------
                    Net increase
                    (decrease)in net
                    assets resulting
                    from operations       36,437,418      26,391,924      (737,034)    1,079,837      (220,046)    1,056,844
                                        ------------    ------------  ------------  ------------  ------------  ------------

Dividends &         Investment
Distributions to    income--net:
Shareholders:         Class A                     --              --        (6,456)      (45,570)      (30,860)     (149,920)
                      Class B                     --              --      (742,992)     (488,136)     (797,265)     (469,886)
                      Class C                     --              --      (288,913)     (205,201)     (226,140)     (151,711)
                      Class D                     --              --       (86,007)      (59,405)      (71,339)      (44,284)
                    Realized gain on
                    investments--net:
                      Class A                (42,617)        (12,483)           --        (1,890)           --       (26,863)
                      Class B             (5,412,879)     (1,099,540)           --       (76,535)           --      (230,879)
                      Class C             (3,397,098)       (645,712)           --       (30,006)           --       (73,379)
                      Class D               (351,501)        (78,747)           --        (9,735)           --       (26,101)
                    In excess of
                    realized gain on
                    investments--net:
                      Class A                     --              --            --            --            --          (716)
                      Class B                     --              --            --            --            --        (6,152)
                      Class C                     --              --            --            --            --        (1,955)
                      Class D                     --              --            --            --            --          (695)
                                        ------------    ------------  ------------  ------------  ------------  ------------
                    Net decrease in
                    net assets
                    resulting from
                    dividends and
                    distributions to
                    shareholders          (9,204,095)     (1,836,482)   (1,124,368)     (916,478)   (1,125,604)   (1,182,541)
                                        ------------    ------------  ------------  ------------  ------------  ------------

Capital Share       Net increase
Transactions:       (decrease) in net
                    assets derived
                    from capital
                    share trans-
                    actions               54,637,630      49,407,790      (854,873)    7,232,908    (4,836,182)   10,369,240
                                        ------------    ------------  ------------  ------------  ------------  ------------

Net Assets:         Total increase
                    (decrease) in
                    net assets            81,870,953      73,963,232    (2,716,275)    7,396,267    (6,181,832)   10,243,543
                    Beginning of year    114,592,949      40,629,717    18,128,474    10,732,207    22,475,322    12,231,779
                                        ------------    ------------  ------------  ------------  ------------  ------------
                    End of year         $196,463,902    $114,592,949  $ 15,412,199  $ 18,128,474  $ 16,293,490  $ 22,475,322
                                        ============    ============  ============  ============  ============  ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                 Fundamental Value Portfolio++++
from information provided in the financial statements.                                Class A
                                                                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000          1999          1998           1997        1996++
Per Share           Net asset value, beginning
Operating           of year                             $      14.18  $      13.98  $      13.58  $      11.67  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income (loss)
                    --net                                        .15           .11           .07          (.01)          .25
                    Realized and unrealized
                    gain on investments--net                     .22          1.05          2.22          2.70          1.76
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                   .37          1.16          2.29          2.69          2.01
                                                        ------------  ------------  ------------  ------------  ------------
                    Less distributions:
                      Realized gain on
                      investments--net                          (.42)         (.96)        (1.89)         (.78)         (.20)
                      In excess of realized
                      gain on investments--net                    --            --            --            --          (.11)
                      Return of capital--net                      --            --            --            --          (.03)
                                                        ------------  ------------  ------------  ------------  ------------
                    Total distributions                         (.42)         (.96)        (1.89)         (.78)         (.34)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of
                    year                                $      14.13  $      14.18  $      13.98  $      13.58  $      11.67
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                  2.57%         8.51%        17.12%        23.20%        20.10%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement             1.41%         1.45%         1.63%         2.03%         1.54%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   1.41%         1.45%         1.63%         2.03%         2.00%
                                                        ============  ============  ============  ============  ============
                    Investment income (loss)--net               .98%          .75%          .48%         (.07%)        1.99%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year
Data:               (in thousands)                      $        369  $        359  $        317  $        209  $        121
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        52.89%        40.10%        68.75%        80.60%        51.37%
                                                        ============  ============  ============  ============  ============



                   *Total investment returns exclude the effects of sales charges.
                  ++The Program commenced operations on February 1, 1995.
                ++++Based on average shares outstanding.
               +++++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000

FINANCIAL HIGHLIGHTS (continued)
The following per share data and ratios have been derived                 Fundamental Value Portfolio++++
from information provided in the financial statements.                                Class B
                                                                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000           1999         1998           1997         1996++
Per Share           Net asset value, beginning
Operating           of year                             $      13.92  $      13.75  $      13.39  $      11.55  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment loss--net                        (.02)         (.05)         (.09)         (.15)         (.07)
                    Realized and unrealized gain on
                    investments--net                             .22          1.03          2.19          2.65          1.96
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                   .20           .98          2.10          2.50          1.89
                                                        ------------  ------------  ------------  ------------  ------------
                    Less distributions:
                      Realized gain on investments
                      --net                                     (.40)         (.81)        (1.74)         (.66)         (.20)
                      In excess of realized gain on
                      investments--net                            --            --            --            --          (.11)
                      Return of capital--net                      --            --            --            --          (.03)
                                                        ------------  ------------  ------------  ------------  ------------
                    Total distributions                         (.40)         (.81)        (1.74)         (.66)         (.34)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $      13.72  $      13.92  $      13.75  $      13.39  $      11.55
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                  1.45%         7.32%        15.91%        21.79%        18.89%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement             2.51%         2.55%         2.72%         3.11%         3.29%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   2.51%         2.55%         2.72%         3.11%         3.39%
                                                        ============  ============  ============  ============  ============
                    Investment loss--net                       (.11%)        (.35%)        (.60%)       (1.15%)        (.61%)
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year (in
Data:               thousands)                          $     59,736  $     62,419  $     48,073  $     34,828  $     20,989
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        52.89%        40.10%        68.75%        80.60%        51.37%
                                                        ============  ============  ============  ============  ============


The following per share data and ratios have been derived                  Fundamental Value Portfolio++++
from information provided in the financial statements.                                 Class C
                                                                            For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000          1999           1998          1997         1996++
Per Share           Net asset value, beginning
Operating           of year                             $      13.91  $      13.75  $      13.39  $      11.55  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment loss--net                        (.02)         (.06)         (.09)         (.15)         (.09)
                    Realized and unrealized gain
                    on investments--net                          .21          1.03          2.19          2.66          1.98
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                   .19           .97          2.10          2.51          1.89
                                                        ------------  ------------  ------------  ------------  ------------
                    Less distributions:
                      Realized gain on
                      investments--net                          (.40)         (.81)        (1.74)         (.67)         (.20)
                      In excess of realized gain
                      on investments--net                         --            --            --            --          (.11)
                      Return of capital--net                      --            --            --            --          (.03)
                                                        ------------  ------------  ------------  ------------  ------------
                    Total distributions                         (.40)         (.81)        (1.74)         (.67)         (.34)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $      13.70  $      13.91  $      13.75  $      13.39  $      11.55
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value per
Return:*            share                                      1.38%         7.23%        15.93%        21.82%        18.89%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement             2.55%         2.58%         2.75%         3.15%         3.38%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   2.55%         2.58%         2.75%         3.15%         3.46%
                                                        ============  ============  ============  ============  ============
                    Investment loss--net                       (.15%)        (.39%)        (.63%)       (1.19%)        (.75%)
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year (in
Data:               thousands)                          $     32,543  $     31,188  $     22,896  $     15,022  $      7,990
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        52.89%        40.10%        68.75%        80.60%        51.37%
                                                        ============  ============  ============  ============  ============


The following per share data and ratios have been derived                   Fundamental Value Portfolio++++
from information provided in the financial statements.                                 Class D
                                                                            For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      2000          1999          1998          1997        1996++
Per Share           Net asset value, beginning of
Operating           year                                $      14.13  $      13.94  $      13.54  $      11.65  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income (loss)--net                .11           .07           .03          (.04)          .03
                    Realized and unrealized gain on
                    investments--net                             .22          1.04          2.22          2.68          1.96
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                   .33          1.11          2.25          2.64          1.99
                                                        ------------  ------------  ------------  ------------  ------------
                    Less distributions:
                      Realized gain on
                      investments--net                          (.41)         (.92)        (1.85)         (.75)         (.20)
                      In excess of realized
                      gain on investments--net                    --            --            --            --          (.11)
                      Return of capital--net                      --            --            --            --          (.03)
                                                        ------------  ------------  ------------  ------------  ------------
                    Total distributions                         (.41)         (.92)        (1.85)         (.75)         (.34)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $      14.05  $      14.13  $      13.94  $      13.54  $      11.65
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                  2.35%         8.19%        16.89%        22.82%        19.90%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement             1.67%         1.70%         1.89%         2.27%         2.45%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   1.67%         1.70%         1.89%         2.27%         2.56%
                                                        ============  ============  ============  ============  ============
                    Investment income (loss)--net               .73%          .50%          .23%         (.31%)         .24%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year
Data:               (in thousands)                      $      5,913  $      6,236  $      5,314  $      4,180  $      2,471
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        52.89%        40.10%        68.75%        80.60%        51.37%
                                                        ============  ============  ============  ============  ============



                   *Total investment returns exclude the effects of sales charges.
                  ++The Program commenced operations on February 1, 1995.
                ++++Based on average shares outstanding.
               +++++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


FINANCIAL HIGHLIGHTS (continued)
The following per share data and ratios have been derived                  Global Opportunity Portfolio++++
from information provided in the financial statements.                                 Class A
                                                                            For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      2000          1999          1998          1997          1996++
Per Share           Net asset value, beginning
Operating           of year                             $      12.46  $      11.40  $      11.93  $      10.82  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .06           .16           .16           .15           .34
                    Realized and unrealized gain on
                    investments and foreign
                    currency transactions--net                  1.46           .94           .69          1.21           .77
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  1.52          1.10           .85          1.36          1.11
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and distributions:
                      Investment income--net                      --            --          (.05)           --          (.20)
                      In excess of investment
                      income--net                                 --            --          (.20)         (.13)         (.06)
                      Realized gain on
                    investments--net                            (.94)           --          (.99)         (.12)           --
                      In excess of realized gain on
                      investments--net                            --          (.04)         (.14)           --          (.03)
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and distributions           (.94)         (.04)        (1.38)         (.25)         (.29)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $      13.04  $      12.46  $      11.40  $      11.93  $      10.82
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value per
Return:*            share                                     12.32%         9.63%         7.27%        12.68%        11.15%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement             1.72%         1.72%         1.87%         2.47%         2.01%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   1.72%         1.72%         1.87%         2.90%         2.32%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                      .50%         1.37%         1.28%         1.83%         2.92%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year (in
Data:               thousands)                          $        200  $        193  $        167   $       129  $      3,025
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        95.70%       134.89%        99.11%       125.68%        83.14%
                                                        ============  ============  ============  ============  ============


The following per share data and ratios have been derived                  Global Opportunity Portfolio++++
from information provided in the financial statements.                                 Class B
                                                                            For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000           1999          1998          1997         1996++
Per Share           Net asset value, beginning
Operating           of year                             $      12.23  $      11.30  $      11.86  $      10.76  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income (loss)--net               (.07)          .03           .02          (.04)          .13
                    Realized and unrealized gain on
                    investments and foreign
                    currency transactions--net                  1.42           .93           .68          1.29           .85
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  1.35           .96           .70          1.25           .98
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and distributions:
                      Investment income--net                      --            --          (.02)           --          (.15)
                      In excess of investment
                      income--net                                 --            --          (.11)         (.03)         (.04)
                      Realized gain on investments--net         (.81)           --          (.99)         (.12)           --
                      In excess of realized gain on
                      investments--net                            --          (.03)         (.14)           --          (.03)
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and distri-
                    butions                                     (.81)         (.03)        (1.26)         (.15)         (.22)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $      12.77  $      12.23  $      11.30  $      11.86  $      10.76
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                 11.10%         8.48%         5.97%        11.67%         9.89%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of
Average Net         reimbursement                              2.81%         2.82%         2.96%         3.76%         3.50%
Assets:                                                 ============  ============  ============  ============  ============
                    Expenses                                   2.81%         2.82%         2.96%         4.01%         3.61%
                                                        ============  ============  ============  ============  ============
                    Investment income (loss)--net              (.59%)         .26%          .18%        (.39%)         1.20%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year (in
Data:               thousands)                          $     40,893  $     44,455  $     40,687  $     30,469  $     16,117
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        95.70%       134.89%        99.11%       125.68%        83.14%
                                                        ============  ============  ============  ============  ============


The following per share data and ratios have been derived                  Global Opportunity Portfolio++++
from information provided in the financial statements.                                 Class C
                                                                            For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000          1999           1998          1997         1996++
Per Share           Net asset value, beginning
Operating           of year                             $      12.20  $      11.28  $      11.84  $      10.75  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income (loss)--net               (.08)          .02           .02          (.05)          .12
                    Realized and unrealized gain
                    on investments and foreign
                    currency transactions--net                  1.42           .93           .68          1.29           .85
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  1.34           .95           .70          1.24           .97
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and
                    distributions:
                      Investment income--net                      --            --          (.02)           --          (.15)
                      In excess of investment
                      income--net                                 --            --          (.11)         (.03)         (.04)
                      Realized gain on
                      investments--net                          (.81)           --          (.99)         (.12)           --
                      In excess of realized
                      gain on investments--net                    --          (.03)         (.14)           --          (.03)
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and
                    distributions                               (.81)         (.03)        (1.26)         (.15)         (.22)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $      12.73  $      12.20  $      11.28  $      11.84  $      10.75
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                 11.05%         8.40%         5.99%        11.61%         9.81%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of
Average Net         reimbursement                              2.86%         2.87%         3.00%         3.81%         3.58%
Assets:                                                 ============  ============  ============  ============  ============
                    Expenses                                   2.86%         2.87%         3.00%         4.06%         3.65%
                                                        ============  ============  ============  ============  ============
                    Investment income
                    (loss)--net                                (.64%)         .20%          .13%         (.46%)        1.07%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year
Data:               (in thousands)                      $     18,616  $     18,342  $     15,951  $     10,659  $      4,770
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        95.70%       134.89%        99.11%       125.68%        83.14%
                                                        ============  ============  ============  ============  ============


                   *Total investment returns exclude the effects of sales charges.
                  ++The Program commenced operations on February 1, 1995.
                ++++Based on average shares outstanding.
               +++++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


FINANCIAL HIGHLIGHTS (continued)
The following per share data and ratios have been derived                 Global Opportunity Portfolio++++
from information provided in the financial statements.                                Class D
                       For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000          1999          1998          1997          1996++++++++
Per Share           Net asset value, beginning
Operating           of year                             $      12.42  $      11.39  $      11.92  $      10.80  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .03           .13           .13           .05           .22
                    Realized and unrealized gain on
                    investments and foreign
                    currency transactions--net                  1.45           .94           .70          1.29           .85
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  1.48          1.07           .83          1.34          1.07
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and distributions:
                      Investment income--net                      --            --          (.04)           --          (.18)
                      In excess of investment
                      income--net                                 --            --          (.19)         (.10)         (.06)
                      Realized gain on investments
                      --net                                     (.91)           --          (.99)         (.12)           --
                      In excess of realized gain on
                      investments--net                            --          (.04)         (.14)           --          (.03)
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and
                    distributions                               (.91)         (.04)        (1.36)         (.22)         (.27)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $      12.99  $      12.42  $      11.39  $      11.92  $      10.80
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:**           per share                                 12.02%         9.35%         7.02%        12.56%        10.80%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement             1.97%         1.97%         2.12%         2.91%         2.67%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   1.97%         1.97%         2.12%         3.17%         2.77%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                      .26%         1.11%         1.03%          .48%         2.00%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year
Data:               (in thousands)                      $      3,045  $      3,375  $      3,149  $      2,596  $      1,513
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        95.70%       134.89%        99.11%       125.68%        83.14%
                                                        ============  ============  ============  ============  ============


                                                                       Growth Opportunity Portfolio++++
                                                              Class A                                 Class B

                                                                              For the                                For the
The following per share data and ratios                                        Period                                 Period
have been derived from information                                            Feb. 2,                                Feb. 2,
provided in the financial statements.               For the Year Ended       1996++ to        For the Year Ended    1996++ to
                                                       January 31,            Jan. 31,           January 31,         Jan. 31,
Increase (Decrease) in Net Asset Value:          2000      1999      1998       1997      2000       1999      1998    1997
Per Share           Net asset value,
Operating           beginning of period       $  18.53  $  13.42   $  11.79  $  10.00  $  18.26  $  13.27   $  11.68  $ 10.00
Performance:                                  --------  --------   --------  --------  --------  --------   --------  -------
                    Investment income
                    (loss)--net                   (.01)     (.06)      (.07)      .03      (.22)     (.23)      (.22)    (.21)
                    Realized and unrealized
                    gain on investments--net      4.58      5.63       2.83      1.76      4.48      5.54       2.80     1.89
                                              --------  --------   --------  --------  --------  --------   --------  -------
                    Total from investment
                    operations                    4.57      5.57       2.76      1.79      4.26      5.31       2.58     1.68
                                              --------  --------   --------  --------  --------  --------   --------  -------
                    Less distributions
                    from realized gain on
                    investments--net             (1.09)     (.46)     (1.13)       --     (1.08)     (.32)      (.99)      --
                                              --------  --------   --------  --------  --------  --------   --------  -------
                    Net asset value, end
                    of period                 $  22.01  $  18.53   $  13.42  $  11.79  $  21.44  $  18.26   $  13.27 $  11.68
                                              ========  ========   ========  ========  ========  ========   ========  =======

Total Investment    Based on net asset
Return:**           value per share             25.11%    42.02%     23.52%  17.90%+++++ 23.76%    40.41%     22.16%   16.80%+++++
                                              ========  ========   ========  ========  ========  ========   ========  =======

Ratio to            Expenses, net of
Average Net         reimbursement                1.36%     1.56%      1.98%    2.44%*     2.45%     2.66%      3.09%    3.84%*
Assets:                                       ========  ========   ========  ========  ========  ========   ========  =======
                    Expenses                     1.36%     1.56%      1.98%    3.08%*     2.45%     2.66%      3.09%    4.00%*
                                              ========  ========   ========  ========  ========  ========   ========  =======
                    Investment income
                    (loss)--net                  (.07%)    (.39%)     (.55%)     .23%*   (1.16%)   (1.50%)    (1.66%)  (1.93%)*
                                              ========  ========   ========  ========  ========  ========   ========  =======

Supplemental        Net assets, end of
Data:               period (in thousands)     $    939  $    582   $    207  $     58  $115,216  $ 69,601   $ 25,752  $ 9,816
                                              ========  ========   ========  ========  ========  ========   ========  =======
                    Portfolio turnover          81.27%    40.59%     60.24%    51.63%    81.27%    40.59%     60.24%   51.63%
                                              ========  ========   ========  ========  ========  ========   ========  =======


                                                                      Growth Opportunity Portfolio++++
                                                               Class C                                Class D

                                                                              For the                                For the
The following per share data and ratios                                        Period                                 Period
have been derived from information provided                                   Feb. 2,                                Feb. 2,
 in the financial statements.                       For the Year Ended       1996++ to       For the Year Ended     1996++ to
                                                       January 31,            Jan. 31,          January 31,          Jan. 31,
Increase (Decrease) in Net Asset Value:         2000       1999       1998      1997     2000       1999      1998     1997
Per Share           Net asset value, beginning
Operating           of period                 $  18.24  $  13.26   $  11.67  $  10.00  $  18.51  $  13.42   $  11.78  $ 10.00
Performance:                                  --------  --------   --------  --------  --------  --------   --------  -------
                    Investment loss--net          (.23)     (.24)      (.23)     (.22)     (.07)     (.10)      (.11)    (.11)
                    Realized and unrealized
                    gain on investments--net      4.47      5.55       2.81      1.89      4.58      5.62       2.84     1.89
                                              --------  --------   --------  --------  --------  --------   --------  -------
                    Total from investment
                    operations                    4.24      5.31       2.58      1.67      4.51      5.52       2.73     1.78
                                              --------  --------   --------  --------  --------  --------   --------  -------
                    Less distributions from
                    realized gain on
                    investments--net             (1.08)     (.33)      (.99)       --     (1.09)     (.43)     (1.09)      --
                                              --------  --------   --------  --------  --------  --------   --------  -------
                    Net asset value, end
                    of period                 $  21.40  $  18.24   $  13.26  $  11.67  $  21.93  $  18.51   $  13.42  $ 11.78
                                              ========  ========   ========  ========  ========  ========   ========  =======

Total Investment    Based on net asset
Return:**           value per share             23.68%    40.39%  22.17%     16.70%+++++ 24.80%    41.59%     23.30%   17.80%+++++
                                              ========  ========   ========  ========  ========  ========   ========  =======

Ratio to            Expenses, net of
Average Net         reimbursement                2.48%     2.71%      3.14%     3.88%*    1.62%     1.80%      2.23%    2.94%*
Assets:                                       ========  ========   ========  ========  ========  ========   ========  =======
                    Expenses                     2.48%     2.71%      3.14%     4.05%*    1.62%     1.80%      2.23%    3.13%*
                                              ========  ========   ========  ========  ========  ========   ========  =======
                    Investment loss--net        (1.20%)   (1.55%)    (1.71%)   (1.98%)*   (.34%)    (.64%)     (.80%)  (1.00%)*
                                              ========  ========   ========  ========  ========  ========   ========  =======

Supplemental        Net assets, end of
Data:               period (in thousands)     $ 72,650  $ 40,710   $ 13,059  $  4,649  $  7,659  $  3,700   $  1,612  $   819
                                              ========  ========   ========  ========  ========  ========   ========  =======
                    Portfolio turnover          81.27%    40.59%     60.24%    51.63%    81.27%    40.59%     60.24%   51.63%
                                              ========  ========   ========  ========  ========  ========   ========  =======



                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
               +++++Aggregate total investment return.
            ++++++++The Program commenced operations on February 1, 1995.

                    See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000

FINANCIAL HIGHLIGHTS (continued)
The following per share data and ratios have been derived                     Quality Bond Portfolio
from information provided in the financial statements.                                Class A
                                                                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000           1999         1998           1997         1996++
Per Share           Net asset value, beginning
Operating           of year                             $      10.21  $      10.10  $       9.79  $      10.27  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .68           .66           .69           .68           .62
                    Realized and unrealized gain
                     (loss) on investments--net                (1.02)          .18           .31          (.44)          .27
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  (.34)          .84          1.00           .24           .89
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and distributions:
                      Investment income--net                    (.68)         (.66)         (.69)         (.68)         (.62)
                      Realized gain on
                      investments--net                            --          (.07)           --          (.04)           --
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and
                    distributions                               (.68)         (.73)         (.69)         (.72)         (.62)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $       9.19  $      10.21  $      10.10  $       9.79  $      10.27
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                 (3.39%)        8.57%        10.59%         2.51%         9.26%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement              .00%          .00%          .00%          .00%          .00%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   1.77%         2.00%         2.62%         3.23%         2.60%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                     7.12%         6.56%         7.01%         6.85%         6.22%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year (in
Data:               thousands)                          $         83  $         84  $      1,214  $      2,254  $      2,196
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                       137.15%       123.80%       114.61%        91.10%        86.68%
                                                        ============  ============  ============  ============  ============


The following per share data and ratios have been derived                      Quality Bond Portfolio
from information provided in the financial statements.                                Class B
                                                                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      2000         1999          1998           1997        1996++
Per Share           Net asset value, beginning
Operating           of year                             $      10.21  $      10.09  $       9.79  $      10.27  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .60           .58           .60           .59           .54
                    Realized and unrealized gain
                    (loss) on investments--net                 (1.01)          .19           .30          (.44)          .27
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  (.41)          .77           .90           .15           .81
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and distributions:
                      Investment income--net                    (.60)         (.58)         (.60)         (.59)         (.54)
                      Realized gain on investments
                      --net                                       --          (.07)           --          (.04)           --
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and
                    distributions                               (.60)         (.65)         (.60)         (.63)         (.54)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $       9.20  $      10.21  $      10.09  $       9.79  $      10.27
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                 (4.01%)        7.88%         9.55%         1.62%         8.35%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement              .75%          .75%          .75%          .78%          .79%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   2.58%         2.71%         3.51%         4.08%         3.31%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                     6.31%         5.74%         6.14%         6.00%         5.52%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year
Data:               (in thousands)                      $     10,579  $     11,874  $      6,095  $      4,824  $      3,049
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                       137.15%       123.80%       114.61%        91.10%        86.68%
                                                        ============  ============  ============  ============  ============


The following per share data and ratios have been derived                      Quality Bond Portfolio
from information provided in the financial statements.                                Class C
                                                                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000           1999         1998           1997        1996++
Per Share           Net asset value, beginning
Operating           of year                             $      10.21  $      10.09  $       9.79  $      10.27  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .60           .58           .60           .58           .53
                    Realized and unrealized gain
                    (loss)on investments--net                  (1.01)          .19           .30          (.44)          .27
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  (.41)          .77           .90           .14           .80
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and
                    distributions:
                      Investment income--net                    (.60)         (.58)         (.60)         (.58)         (.53)
                      Realized gain on
                      investments--net                            --          (.07)           --          (.04)           --
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and
                    distributions                               (.60)         (.65)         (.60)         (.62)         (.53)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $       9.20  $      10.21  $      10.09  $       9.79  $      10.27
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                 (4.06%)        7.83%         9.46%         1.55%         8.27%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement              .80%          .80%          .80%          .85%          .87%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   2.70%         2.82%         3.60%         4.15%         3.44%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                     6.26%         5.69%         6.05%         5.93%         5.46%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year (in
Data:               thousands)                          $      4,160  $      4,587  $      2,814  $      1,885  $      1,123
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                       137.15%       123.80%       114.61%        91.10%        86.68%
                                                        ============  ============  ============  ============  ============



                   *Total investment returns exclude the effects of sales charges.
                  ++The Program commenced operations on February 1, 1995.
               +++++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., January 31, 2000


FINANCIAL HIGHLIGHTS (continued)
The following per share data and ratios have been derived                      Quality Bond Portfolio
from information provided in the financial statements.                                Class D
                                                                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      2000           1999        1998          1997          1996++
Per Share           Net asset value, beginning of
Operating           year                                $      10.21  $      10.09  $       9.79  $      10.27  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .65           .63           .66           .65           .60
                    Realized and unrealized gain
                    (loss)on investments--net                  (1.01)          .19           .30          (.44)          .27
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  (.36)          .82           .96           .21           .87
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and distributions:
                      Investment income--net                    (.65)         (.63)         (.66)         (.65)         (.60)
                      Realized gain on investments
                      --net                                       --          (.07)           --          (.04)           --
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and
                    distributions                               (.65)         (.70)         (.66)         (.69)         (.60)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $       9.20  $      10.21  $      10.09  $       9.79  $      10.27
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                 (3.53%)        8.41%        10.21%         2.25%         8.99%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of
Average Net         reimbursement                               .25%          .25%          .25%          .16%          .19%
Assets:                                                 ============  ============  ============  ============  ============
                    Expenses                                   1.97%         2.08%         2.90%         3.47%         2.70%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                     6.77%         6.21%         6.75%         6.62%         6.11%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year
Data:               (in thousands)                      $        590  $      1,583  $        609  $        452  $        221
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                       137.15%       123.80%       114.61%        91.10%        86.68%
                                                        ============  ============  ============  ============  ============


The following per share data and ratios have been derived                 US Government Securities Portfolio
from information provided in the financial statements.                                 Class A
                                                                            For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      2000          1999          1998          1997         1996++
Per Share           Net asset value, beginning
Operating           of year                             $      10.52  $      10.48  $      10.20  $      10.48  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .64           .64           .69           .69           .76
                    Realized and unrealized gain
                    (loss) on investments--net                  (.67)          .21           .35          (.21)          .74
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment operations            (.03)          .85          1.04           .48          1.50
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and distributions:
                      Investment income--net                    (.64)         (.64)         (.69)         (.69)         (.76)
                      Realized gain on investments
                      --net                                       --          (.17)         (.07)         (.07)         (.26)
                      In excess of realized gain on
                      investments--net                            --            --++++        --            --            --
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and
                    distributions                               (.64)         (.81)         (.76)         (.76)        (1.02)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $       9.85  $      10.52  $      10.48  $      10.20  $      10.48
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                  (.28%)        8.39%        10.66%         4.76%        15.47%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement              .00%          .00%          .00%          .00%          .00%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   1.38%         1.73%         2.00%         2.92%         2.54%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                     6.22%         6.13%         6.80%         6.69%         7.30%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year
Data:               (in thousands)                       $       140  $      1,278  $      3,233  $      4,486  $      5,463
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        91.75%       310.91%       361.31%        27.32%       113.05%
                                                        ============  ============  ============  ============  ============


The following per share data and ratios have been derived                 US Government Securities Portfolio
from information provided in the financial statements.                                 Class B
                                                                            For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000          1999           1998          1997         1996++
Per Share           Net asset value, beginning
Operating           of year                             $      10.51  $      10.48  $      10.20  $      10.48  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .56           .56           .61           .60           .68
                    Realized and unrealized gain
                    (loss) on investments--net                  (.68)          .20           .35          (.21)          .74
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  (.12)          .76           .96           .39          1.42
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and
                    distributions:
                      Investment income--net                    (.56)         (.56)         (.61)         (.60)         (.68)
                      Realized gain on invest-
                    ments--net                                    --          (.17)         (.07)         (.07)         (.26)
                      In excess of realized gain
                      on investments--net                         --            --++++        --            --            --
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and dis-
                    tributions                                  (.56)         (.73)         (.68)         (.67)         (.94)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end
                    of year                             $       9.83  $      10.51  $      10.48  $      10.20  $      10.48
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                 (1.13%)        7.48%         9.76%         3.90%        14.53%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement              .75%          .75%          .75%          .78%          .81%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   2.22%         2.34%         2.82%         3.72%         3.35%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                     5.54%         5.26%         5.94%         5.85%         6.28%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year
Data:               (in thousands)                      $     12,045  $     14,817  $      6,627  $      4,514  $      3,043
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        91.75%       310.91%       361.31%        27.32%       113.05%
                                                        ============  ============  ============  ============  ============


                   *Total investment returns exclude the effects of sales charges.
                  ++The Program commenced operations on February 1, 1995.
                ++++Amount is less than $.01 per share.
               +++++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., January 31, 2000


FINANCIAL HIGHLIGHTS (concluded)
The following per share data and ratios have been derived                US Government Securities Portfolio
from information provided in the financial statements.                                Class C
                                                                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                    2000           1999          1998           1997         1996++
Per Share           Net asset value, beginning
Operating           of year                             $      10.51  $      10.48  $      10.19  $      10.47  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .56           .55           .60           .59           .67
                    Realized and unrealized gain
                    (loss) on investments--net                  (.68)          .20           .36          (.21)          .73
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  (.12)          .75           .96           .38          1.40
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and distributions:
                      Investment income--net                    (.56)         (.55)         (.60)         (.59)         (.67)
                      Realized gain on investments
                      --net                                       --          (.17)         (.07)         (.07)         (.26)
                      In excess of realized gain on
                      investments--net                            --            --++++        --            --            --
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and distri-
                    butions                                     (.56)         (.72)         (.67)         (.66)         (.93)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end of year        $       9.83  $      10.51  $      10.48  $      10.19  $      10.47
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value per
Return:*            share                                     (1.18%)        7.43%         9.79%         3.83%        14.36%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement              .80%          .80%          .80%          .85%          .86%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   2.33%         2.47%         2.90%         3.78%         3.41%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                     5.49%         5.21%         5.88%         5.78%         6.21%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year
Data:               (in thousands)                      $      3,400  $      4,679  $      2,057  $      1,757  $      1,089
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        91.75%       310.91%       361.31%        27.32%       113.05%
                                                        ============  ============  ============  ============  ============

The following per share data and ratios have been derived                US Government Securities Portfolio
from information provided in the financial statements.                                Class D
                                                                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                     2000          1999           1998          1997        1996++
Per Share           Net asset value, beginning
Operating           of year                             $      10.52  $      10.48  $      10.20  $      10.48  $      10.00
Performance:                                            ------------  ------------  ------------  ------------  ------------
                    Investment income--net                       .61           .61           .67           .66           .74
                    Realized and unrealized gain
                    (loss) on investments--net                  (.68)          .21           .35          (.21)          .74
                                                        ------------  ------------  ------------  ------------  ------------
                    Total from investment
                    operations                                  (.07)          .82          1.02           .45          1.48
                                                        ------------  ------------  ------------  ------------  ------------
                    Less dividends and
                    distributions:
                      Investment income--net                    (.61)         (.61)         (.67)         (.66)         (.74)
                      Realized gain on
                      investments--net                            --          (.17)         (.07)         (.07)         (.26)
                      In excess of realized
                      gain on investments--net                    --            --++++        --            --            --
                                                        ------------  ------------  ------------  ------------  ------------
                    Total dividends and
                    distributions                               (.61)         (.78)         (.74)         (.73)        (1.00)
                                                        ------------  ------------  ------------  ------------  ------------
                    Net asset value, end
                    of year                             $       9.84  $      10.52  $      10.48  $      10.20  $      10.48
                                                        ============  ============  ============  ============  ============

Total Investment    Based on net asset value
Return:*            per share                                  (.63%)        8.12%        10.38%         4.49%        15.13%+++++
                                                        ============  ============  ============  ============  ============

Ratio to            Expenses, net of reimbursement              .25%          .25%          .25%          .21%          .22%
Average Net                                             ============  ============  ============  ============  ============
Assets:             Expenses                                   1.67%         1.67%         2.25%         3.14%         2.77%
                                                        ============  ============  ============  ============  ============
                    Investment income--net                     6.02%         5.73%         6.53%         6.42%         6.90%
                                                        ============  ============  ============  ============  ============

Supplemental        Net assets, end of year (in
Data:               thousands)                          $        708  $      1,701  $        315  $        313  $        182
                                                        ============  ============  ============  ============  ============
                    Portfolio turnover                        91.75%       310.91%       361.31%        27.32%       113.05%
                                                        ============  ============  ============  ============  ============


                   *Total investment returns exclude the effects of sales charges.
                  ++The Program commenced operations on February 1, 1995.
                ++++Amount is less than $.01 per share.
               +++++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Builder Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of five separate portfolios: Fundamental Value Portfolio, Global Opportunity Portfolio, Growth Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio (the "Portfolios"). All of the Portfolios are classified as diversified except for Growth Opportunity Portfolio which is classified as a non-diversified portfolio. The Program's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Program's Portfolios offer four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


(b) Repurchase agreements--The US Government Securities Portfolio invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolio may be delayed or limited.

(c) Derivative financial instruments--Each Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt or currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When the Portfolios write an option, an amount equal to the premium received by the Portfolios is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolios enter into such contracts.

* Foreign currency options and futures--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolios, sold by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a witholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income of Quality Bond and US Government Securities Portfolios are declared daily and paid monthly. Dividends from net investment income of Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are recorded on the ex-dividend dates. Distributions of capital gains for all Portfolios are recorded on the ex-dividend dates. Distributions in excess of realized gains for all Portfolios are due primarily to differing tax treatments for futures transactions and post-October losses.

(i) Dollar rolls--The US Government Securities Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(j) Custodian bank--The Quality Bond Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

(k) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences were as follows: $75,875 in the Fundamental Value Portfolio has been reclassified between undistributed net realized capital gains and accumulated net investment loss; $251,452 in the Global Opportunity Portfolio has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $348,140 has been reclassified between accumulated net realized capital losses and accumulated net investment loss; and $1,742,490 in the Growth Opportunity Portfolio has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Program's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, each Portfolio pays a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates; .65% for Fundamental Value and Growth Opportunity Portfolios, .50% for Quality Bond and US Government Securities Portfolios and .75% for Global Opportunity Portfolio.

For the year ended January 31, 2000, MLAM had voluntarily waived management fees and reimbursed each Portfolio for additional expenses as follows:

                                    Management    Additional
                                       Fee         Expenses

Quality Bond Portfolio               $ 88,746       $237,046
US Government Securities Portfolio   $100,949       $197,767


Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                                Account Maintenance Fees
                                          Class B       Class C     Class D

Fundamental Value Portfolio                  .25%         .25%        .25%
Global Opportunity Portfolio                 .25%         .25%        .25%
Growth Opportunity Portfolio                 .25%         .25%        .25%
Quality Bond Portfolio                       .25%         .25%        .25%
US Government Securities Portfolio           .25%         .25%        .25%


                                            Distribution Fees
                                         Class B        Class C

Fundamental Value Portfolio                 .75%         .75%
Global Opportunity Portfolio                .75%         .75%
Growth Opportunity Portfolio                .75%         .75%
Quality Bond Portfolio                      .50%         .55%
US Government Securities Portfolio          .50%         .55%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


For the year ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

                                      MLFD                    MLPF&S
                             Class A       Class D      Class A     Class D

Fundamental Value Portfolio     $13         $1,195       $269       $22,372
Global Opportunity Portfolio     --         $   49         --       $   935
Growth Opportunity Portfolio    $26         $2,192       $524       $42,219
Quality Bond Portfolio           --         $  111         --       $ 1,647
US Government Securities
Portfolio                        --         $   73         --       $ 1,106

For the year ended January 31, 2000, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:


                                  Class B Shares     Class C Shares

Fundamental Value Portfolio           $146,713          $12,115
Global Opportunity Portfolio          $113,441          $ 5,618
Growth Opportunity Portfolio          $171,574          $22,178
Quality Bond Portfolio                $ 35,740          $ 2,956
US Government Securities Portfolio    $ 40,140          $ 5,082


In addition, MLPF&S received $9,432, $13,586 and $20,491 in commissions on the execution of portfolio security transactions for the Fundamental Value, Global Opporturnity and Growth Opportunity
Portfolios, respectively, for the year ended January 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the year ended January 31, 2000, Global Opportunity, Quality Bond and US Government Securities Portfolios paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $208, $4,642 and $420, respectively, for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to each Portfolio by MLAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2000 were as follows:

                                       Purchases          Sales

Fundamental Value Portfolio           $ 61,088,708     $ 48,984,588
Global Opportunity Portfolio          $ 57,461,487     $ 75,769,874
Growth Opportunity Portfolio          $157,949,634     $112,030,133
Quality Bond Portfolio                $ 23,169,964     $ 23,358,406
US Government Securities Portfolio    $ 17,241,998     $ 20,917,312



Net realized gains (losses) for the year ended January 31, 2000 and net unrealized gains (losses) as of January 31, 2000 were as follows:

                                    Realized      Unrealized
Fundamental Value Portfolio          Gains          Gains

Long-term investments             $ 7,447,081     $2,213,866
Short-term investments                    322             --
                                  -----------    -----------
Total                             $ 7,447,403    $ 2,213,866
                                  ===========    ===========



                                     Realized     Unrealized
                                      Gains         Gains
Global Opportunity Portfolio         (Losses)      (Losses)

Long-term investments              $4,737,843    $ 9,915,557
Short-term investments                    (10)            --
Foreign currency transactions        (967,289)        (4,515)
Forward foreign exchange
contracts                             554,423        113,560
                                  -----------    -----------
Total                             $ 4,324,967    $10,024,602
                                  ===========    ===========

                                     Realized
                                      Gains      Unrealized
Growth Opportunity Portfolio         (Losses)       Gains

Long-term investments             $14,708,861    $49,517,779
Short-term investments                   (416)            --
Foreign currency transactions         (36,320)            --
                                  -----------    -----------
Total                             $14,672,125    $49,517,779
                                  ===========    ===========


                                     Realized     Unrealized
Quality Bond Portfolio                Losses        Losses

Long-term investments             $  (649,434)    $ (899,454)
                                  -----------    -----------
Total                             $  (649,434)   $  (899,454)
                                  ===========    ===========


                                     Realized     Unrealized
US Government Securities Portfolio    Losses        Losses

Long-term investments             $  (301,986)   $  (853,005)
                                  -----------    -----------
Total                             $  (301,986)   $  (853,005)
                                  ===========    ===========


As of January 31, 2000, net unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

                                   Gross           Gross       Net Unrealized
                                 Unrealized      Unrealized     Appreciation
                                Appreciation    Depreciation   (Depreciation)

Fundamental Value Portfolio       $15,055,059    $12,841,193    $ 2,213,866
Global Opportunity Portfolio      $13,130,416    $ 3,468,561    $ 9,661,855
Growth Opportunity Portfolio      $53,293,612    $ 3,779,712    $49,513,900
Quality Bond Portfolio            $     9,359    $   914,326    $ (904,967)
US Government Securities
Portfolio                                  --    $   853,005    $ (853,005)


The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $97,753,618 for the Fundamental Value Portfolio, $51,705,534 for the Global Opportunity Portfolio, $150,252,009 for the Growth Opportunity Portfolio, $16,327,192 for the Quality Bond Portfolio and $17,221,248 for the US Government Securities Portfolio.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the years ended January 31, 2000 and January 31, 1999, respectively, were as follows:

                                          For the Year Ended January 31,
                                            2000                1999

Fundamental Value Portfolio             $    33,878         $23,869,513
Global Opportunity Portfolio            $(6,255,113)        $ 1,550,635
Growth Opportunity Portfolio            $54,637,630         $49,407,790
Quality Bond Portfolio                  $  (854,873)        $ 7,232,908
US Government Securities Portfolio      $(4,836,182)        $10,369,240


Transactions in capital shares for each class were as follows:

Fundamental Value Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             7,078    $   106,246
Shares issued to shareholders in
reinvestment of distributions             562          7,965
                                  -----------    -----------
Total issued                            7,640        114,211
Shares redeemed                        (6,816)      (102,302)
                                  -----------    -----------
Net increase                              824    $    11,909
                                  ===========    ===========


Fundamental Value Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            10,754    $   161,658
Shares issued to shareholders in
reinvestment of distributions           1,225         17,038
                                  -----------    -----------
Total issued                           11,979        178,696
Shares redeemed                        (9,325)      (134,621)
                                  -----------    -----------
Net increase                            2,654    $    44,075
                                  ===========    ===========


Fundamental Value Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           903,654    $13,258,587
Shares issued to shareholders
in reinvestment of dividends
and distributions                     111,133      1,532,514
                                  -----------    -----------
Total issued                        1,014,787     14,791,101
Shares redeemed                    (1,102,702)   (15,955,798)
Automatic conversion of shares        (41,813)      (620,093)
                                  -----------    -----------
Net decrease                         (129,728)   $(1,784,790)
                                  ===========    ===========


Fundamental Value Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                         1,426,995    $20,878,799
Shares issued to shareholders in
reinvestment of distributions         225,258      3,081,461
                                  -----------    -----------
Total issued                        1,652,253     23,960,260
Shares redeemed                      (639,677)    (9,108,251)
Automatic conversion of shares        (23,354)      (336,901)
                                  -----------    -----------
Net increase                          989,222    $14,515,108
                                  ===========    ===========


Fundamental Value Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           721,120    $10,625,675
Shares issued to shareholders
in reinvestment of dividends
and distributions                      58,269        802,949
                                  -----------    -----------
Total issued                          779,389     11,428,624
Shares redeemed                      (646,591)    (9,362,136)
                                  -----------    -----------
Net increase                          132,798    $ 2,066,488
                                  ===========    ===========


Fundamental Value Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           877,348    $12,795,646
Shares issued to shareholders in
reinvestment of distributions         108,450      1,482,107
                                  -----------    -----------
Total issued                          985,798     14,277,753
Shares redeemed                      (409,005)    (5,866,086)
                                  -----------    -----------
Net increase                          576,793    $ 8,411,667
                                  ===========    ===========


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


Fundamental Value Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            55,222    $   831,504
Automatic conversion of shares         41,015        620,093
Shares issued to shareholders in
reinvestment of distributions          11,062        156,096
                                  -----------    -----------
Total issued                          107,299      1,607,693
Shares redeemed                      (127,563)    (1,867,422)
                                  -----------    -----------
Net decrease                          (20,264)  $   (259,729)
                                  -----------    -----------


Fundamental Value Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            77,319    $ 1,160,248
Automatic conversion of shares         22,951        336,901
Shares issued to shareholders in
reinvestment of distributions          24,832        344,361
                                  -----------    -----------
Total issued                          125,102      1,841,510
Shares redeemed                       (64,966)      (942,847)
                                  -----------    -----------
Net increase                           60,136    $   898,663
                                  ===========    ===========


Global Opportunity Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             2,154    $    27,739
Shares issued to shareholders in
reinvestment of distributions             892         11,453
                                  -----------    -----------
Total issued                            3,046         39,192
Shares redeemed                        (3,201)       (40,841)
                                  -----------    -----------
Net decrease                             (155)   $    (1,649)
                                  ===========    ===========


Global Opportunity Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                             6,091    $    72,429
Shares issued to shareholders in
reinvestment of distributions              37            472
                                  -----------    -----------
Total issued                            6,128         72,901
Shares redeemed                        (5,305)       (64,461)
                                  -----------    -----------
Net increase                              823    $     8,440
                                  ===========    ===========


Global Opportunity Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           405,088    $ 5,055,009
Shares issued to shareholders in
reinvestment of distributions         167,271      2,105,942
                                  -----------    -----------
Total issued                          572,359      7,160,951
Automatic conversion of shares        (23,047)      (289,681)
Shares redeemed                      (982,759)   (12,181,696)
                                  -----------    -----------
Net decrease                         (433,447)   $(5,310,426)
                                  ===========    ===========


Global Opportunity Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           780,412    $ 9,256,376
Shares issued to shareholders in
reinvestment of distributions           7,851         97,584
                                  -----------    -----------
Total issued                          788,263      9,353,960
Automatic conversion of shares        (27,640)      (322,415)
Shares redeemed                      (724,680)    (8,517,247)
                                  -----------    -----------
Net increase                           35,943    $   514,298
                                  ===========    ===========


Global Opportunity Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           311,994    $ 3,892,981
Shares issued to shareholders in
reinvestment of distributions          72,933        916,033
                                  -----------    -----------
Total issued                          384,927      4,809,014
Shares redeemed                      (426,449)    (5,286,460)
                                  -----------    -----------
Net decrease                          (41,522)   $  (477,446)
                                  ===========    ===========


Global Opportunity Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           463,398    $ 5,459,304
Shares issued to shareholders in
reinvestment of distributions           3,028         37,573
                                  -----------    -----------
Total issued                          466,426      5,496,877
Shares redeemed                      (376,709)    (4,407,768)
                                  -----------    -----------
Net increase                           89,717    $ 1,089,109
                                  ===========    ===========


Global Opportunity Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            20,494    $   261,578
Automatic conversion of shares         22,640        289,681
Shares issued to shareholders in
reinvestment of distributions          14,315        183,239
                                  -----------    -----------
Total issued                           57,449        734,498
Shares redeemed                       (94,851)    (1,200,090)
                                  -----------    -----------
Net decrease                          (37,402)   $  (465,592)
                                  ===========    ===========


Global Opportunity Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            37,028    $   440,001
Automatic conversion of shares         27,344        322,415
Shares issued to shareholders in
reinvestment of distributions             712          8,947
                                  -----------    -----------
Total issued                           65,084        771,363
Shares redeemed                       (69,853)      (832,575)
                                  -----------    -----------
Net decrease                           (4,769)   $   (61,212)
                                  ===========    ===========


Growth Opportunity Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            21,772    $   420,701
Shares issued to shareholders in
reinvestment of distributions           1,619         33,261
                                  -----------    -----------
Total issued                           23,391        453,962
Shares redeemed                       (12,135)      (232,123)
                                  -----------    -----------
Net increase                           11,256    $   221,839
                                  ===========    ===========


Growth Opportunity Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            19,308    $   302,071
Shares issued to shareholders in
reinvestment of distributions             597          9,622
                                  -----------    -----------
Total issued                           19,905        311,693
Shares redeemed                        (3,917)       (62,317)
                                  -----------    -----------
Net increase                           15,988    $   249,376
                                  ===========    ===========


Growth Opportunity Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                         2,065,639    $38,992,818
Shares issued to shareholders in
reinvestment of distributions         235,171      4,712,817
                                  -----------    -----------
Total issued                        2,300,810     43,705,635
Automatic conversion of shares        (34,459)      (640,621)
Shares redeemed                      (704,119)   (13,477,819)
                                  -----------    -----------
Net increase                        1,562,232    $29,587,195
                                  ===========    ===========


Growth Opportunity Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                         2,139,948    $32,864,645
Shares issued to shareholders in
reinvestment of distributions          60,229        957,801
                                  -----------    -----------
Total issued                        2,200,177     33,822,446
Automatic conversion of shares         (6,136)       (95,275)
Shares redeemed                      (323,318)    (4,941,105)
                                  -----------    -----------
Net increase                        1,870,723    $28,786,066
                                  ===========    ===========


Growth Opportunity Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                         1,517,492    $28,612,023
Shares issued to shareholders in
reinvestment of distributions         144,686      2,893,704
                                  -----------    -----------
Total issued                        1,662,178     31,505,727
Shares redeemed                      (499,938)    (9,553,047)
                                  -----------    -----------
Net increase                        1,162,240    $21,952,680
                                  ===========    ===========


Growth Opportunity Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                         1,420,650    $21,800,313
Shares issued to shareholders in
reinvestment of distributions          34,631        549,966
                                  -----------    -----------
Total issued                        1,455,281     22,350,279
Shares redeemed                      (207,727)    (3,224,985)
                                  -----------    -----------
Net increase                        1,247,554    $19,125,294
                                  ===========    ===========


Growth Opportunity Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           154,235    $ 2,954,775
Automatic conversion of shares         33,885        640,621
Shares issued to shareholders in
reinvestment of distributions          15,224        311,638
                                  -----------    -----------
Total issued                          203,344      3,907,034
Shares redeemed                       (53,937)    (1,031,118)
                                  -----------    -----------
Net increase                          149,407    $ 2,875,916
                                  ===========    ===========


Merrill Lynch Asset Builder Program, Inc., January 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


Growth Opportunity Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            92,179    $ 1,434,470
Automatic conversion of shares          6,050         95,275
Shares issued to shareholders in
reinvestment of distributions           4,195         67,549
                                  -----------    -----------
Total issued                          102,424      1,597,294
Shares redeemed                       (22,687)      (350,240)
                                  -----------    -----------
Net increase                           79,737    $ 1,247,054
                                  ===========    ===========


Quality Bond Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            10,008    $    98,429
Shares issued to shareholders in
reinvestment of dividends                 586          5,576
                                  -----------    -----------
Total issued                           10,594        104,005
Shares redeemed                        (9,837)       (95,116)
                                  -----------    -----------
Net increase                              757    $     8,889
                                  ===========    ===========


Quality Bond Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                             4,657    $    47,345
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,895         49,450
                                  -----------    -----------
Total issued                            9,552         96,795
Shares redeemed                      (121,469)    (1,230,280)
                                  -----------    -----------
Net decrease                         (111,917)   $(1,133,485)
                                  ===========    ===========


Quality Bond Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           332,118    $ 3,228,519
Shares issued to shareholders
in reinvestment of dividends
and distributions                      60,842        583,546
                                  -----------    -----------
Total issued                          392,960      3,812,065
Automatic conversion of shares           (381)        (3,723)
Shares redeemed                      (405,478)    (3,864,990)
                                  -----------    -----------
Net decrease                          (12,899)   $   (56,648)
                                  ===========    ===========


Quality Bond Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           714,191    $ 7,238,685
Shares issued to shareholders
in reinvestment of dividends
and distributions                      44,980        455,388
                                  -----------    -----------
Total issued                          759,171      7,694,073
Automatic conversion of shares         (1,217)       (12,248)
Shares redeemed                      (198,670)    (2,010,792)
                                  -----------    -----------
Net increase                          559,284    $ 5,671,033
                                  ===========    ===========


Quality Bond Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           150,059    $ 1,459,675
Shares issued to shareholders
in reinvestment of dividends
and distributions                      23,797        228,238
                                  -----------    -----------
Total issued                          173,856      1,687,913
Shares redeemed                      (170,886)    (1,633,535)
                                  -----------    -----------
Net increase                            2,970    $    54,378
                                  ===========    ===========


Quality Bond Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           263,076    $ 2,667,835
Shares issued to shareholders
in reinvestment of dividends
and distributions                      19,472        197,100
                                  -----------    -----------
Total issued                          282,548      2,864,935
Shares redeemed                      (112,038)    (1,132,914)
                                  -----------    -----------
Net increase                          170,510    $ 1,732,021
                                  ===========    ===========


Quality Bond Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            29,752    $   293,364
Automatic conversion of shares            381          3,723
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,207         60,210
                                  -----------    -----------
Total issued                           36,340        357,297
Shares redeemed                      (127,227)    (1,218,789)
                                  -----------    -----------
Net decrease                          (90,887)   $  (861,492)
                                  ===========    ===========


Quality Bond Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           120,258    $ 1,221,715
Automatic conversion of shares          1,217         12,248
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,072         61,552
                                  -----------    -----------
Total issued                          127,547      1,295,515
Shares redeemed                       (32,858)      (332,176)
                                  -----------    -----------
Net increase                           94,689    $   963,339
                                  ===========    ===========


US Government Securities Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            17,324    $   178,161
Shares issued to shareholders in
reinvestment of dividends               3,127         32,093
                                  -----------    -----------
Total issued                           20,451        210,254
Shares redeemed                     (127,755)     (1,313,322)
                                  -----------    -----------
Net decrease                         (107,304)   $(1,103,068)
                                  ===========    ===========


US Government Securities Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            17,540    $   185,778
Shares issued to shareholders
in reinvestment of dividends
and distributions                      14,639        153,751
                                  -----------    -----------
Total issued                           32,179        339,529
Shares redeemed                     (219,139)     (2,309,136)
                                  -----------    -----------
Net decrease                         (186,960)   $(1,969,607)
                                  ===========    ===========


US Government Securities Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           565,860    $ 5,779,648
Shares issued to shareholders in
reinvestment of dividends              56,455        573,274
                                  -----------    -----------
Total issued                          622,315      6,352,922
Automatic conversion of shares         (2,161)       (21,885)
Shares redeemed                      (804,061)    (8,148,209)
                                  -----------    -----------
Net decrease                         (183,907)   $(1,817,172)
                                  ===========    ===========


US Government Securities Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                         1,193,298    $12,670,482
Shares issued to shareholders
in reinvestment of dividends
and distributions                      33,286        350,497
                                  -----------    -----------
Total issued                        1,226,584     13,020,979
Automatic conversion of shares           (878)        (9,217)
Shares redeemed                      (448,830)    (4,731,353)
                                  -----------    -----------
Net increase                          776,876    $ 8,280,409
                                  ===========    ===========


US Government Securities Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           142,652    $ 1,464,961
Shares issued to shareholders in
reinvestment of dividends              18,021        183,060
                                  -----------    -----------
Total issued                          160,673      1,648,021
Shares redeemed                      (259,845)    (2,650,177)
                                  -----------    -----------
Net decrease                          (99,172)   $(1,002,156)
                                  ===========    ===========


US Government Securities Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           368,279    $ 3,907,650
Shares issued to shareholders
in reinvestment of dividends
and distributions                      12,091        127,255
                                  -----------    -----------
Total issued                          380,370      4,034,905
Shares redeemed                      (131,614)    (1,386,966)
                                  -----------    -----------
Net increase                          248,756    $ 2,647,939
                                  ===========    ===========


US Government Securities Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            16,527    $   169,760
Automatic conversion of shares          2,160         21,885
Shares issued to shareholders in
reinvestment of dividends               4,832         49,378
                                  -----------    -----------
Total issued                           23,519        241,023
Shares redeemed                      (113,260)    (1,154,809)
                                  -----------    -----------
Net decrease                          (89,741)   $  (913,786)
                                  ===========    ===========



Merrill Lynch Asset Builder Program, Inc., January 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


US Government Securities Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           144,907    $ 1,551,180
Automatic conversion of shares            878          9,217
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,471         36,636
                                  -----------    -----------
Total issued                          149,256      1,597,033
Shares redeemed                      (17,654)      (186,534)
                                  -----------    -----------
Net increase                          131,602    $ 1,410,499
                                  ===========    ===========


5. Commitments:
At January 31, 2000, the Global Opportunity Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $1,570,000.

6. Capital Loss Carryforward:
At January 31, 2000, the Quality Bond and US Government Securities Portfolios had a net capital loss carryforward of approximately $305,000 and $70,000, respectively, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Organizational Restructuring and Reorganization Plan:
Effective on or about April 3, 2000, the Program will change its name to The Asset Program, Inc. and will undergo the following additional changes:

The Fundamental Value Portfolio will change its name to the Merrill Lynch Mid Cap Value Fund.

The Growth Opportunity Portfolio will change its name to Mercury
Growth Opportunity Fund and will change its investment adviser to Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM.

The USGovernment Securities Portfolio will change its name to the Mercury USGovernment Securities Fund. Its investment adviser will also change to FAM.

On January 11, 2000, the Program's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch Global Allocation Fund, Inc. would acquire substantially all of the assets and liabilities of the Global Opportunity Portfolio, Merrill Lynch Asset Growth Fund, Inc. and Merrill Lynch Asset Income Fund, Inc. in exchange for newly issued shares of Merrill Lynch Global Allocation Fund, Inc. These Funds are registered, diversified, open-end management investment companies. All four entities have a similar investment objective and are managed by MLAM.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Asset Builder Program, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Merrill Lynch Asset Builder Program, Inc. (the "Program") (comprising the Fundamental Value, Global Opportunity, Growth Opportunity,
Quality Bond and US Government Securities Portfolios) as of January 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the respective Portfolios of Merrill Lynch Asset Builder Program, Inc. as of January 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
March 15, 2000
</AUDIT-REPORT>


IMPORTANT TAXINFORMATION (unaudited)

Fundamental Value Portfolio*
Of the ordinary income distribution paid by the Fundamental Value Portfolio to shareholders of record on December 14, 1999, 100% qualifies for the dividends received deduction for corporations. Additionally, the Portfolio paid a long-term capital gain distribution of $.400024 per share to shareholders of record on December 14, 1999.

Global Opportunity Portfolio*
Of the ordinary income distributions paid by the Global Opportunity Portfolio to shareholders of record on December 14, 1999, 3.81% is attributable to income from Federal obligations. Additionally, 9.42% of the ordinary income distribution qualifies for the dividends received deduction for corporations. Finally, the Portfolio paid a long-term capital gain distribution of $.609715 per share to shareholders of record on December 14, 1999.

Growth Opportunity Portfolio*
Of the ordinary income distributions paid by the Growth Opportunity Portfolio to shareholders of record on December 14, 1999, 53.86% qualifies for the dividends received deduction for corporations. Additionally, the Portfolio paid long-term capital gains distributions of $.982548 per share to shareholders of record on December 14, 1999.

Quality Bond Portfolio
Of the net investment income distributions paid monthly by the Quality Bond Portfolio during the fiscal year ended January 31, 2000, 3.14% is attributable to income from Federal obligations. None of the monthly distributions qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid by the Portfolio during the fiscal year.

US Government Securities Portfolio
Of the net investment income distributions paid monthly by the US Government Securities Portfolio during the fiscal year ended January 31, 2000, 8.41% is attributable to income from Federal obligations. None of these monthly distributions qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid by the Portfolio during the fiscal year.


*All long-term capital gains distributions paid by the Portfolio are subject to the 20% tax rate.